SEPTEMBER 30, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FRANKLIN CUSTODIAN FUNDS

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the 12-month period ended September 30, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, economic growth improved in 2013, supported by business investment and consumer spending. Accelerating new and existing home sales accompanied historically low mortgage rates, rising but affordable housing prices, low inventories and the lowest level of U.S. foreclosures in nearly eight years. Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.2% in September 2013 from 7.8% a year earlier.1

In the fourth quarter of 2012, financial markets reflected uncertainty surrounding the outcome of the national election and whether Congress would avert automatic federal budget cuts and income tax increases scheduled for the beginning of 2013. Congress passed a budget bill on January 1, 2013, that preserved lower income tax rates for most U.S. households, but Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. After indicating in May that the Federal Reserve Board (Fed) might reduce monthly purchases of mortgage-backed securities and Treasuries, assuming ongoing U.S. recovery, Fed Chairman Ben Bernanke announced in September that any tapering of its purchases would be postponed until U.S. economic growth strengthened. At period-end, because of partisan disagreement about a new health care law, Congress did not authorize some routine federal funding, resulting in a temporary shutdown of non-essential U.S. government services beginning on October 1. Unless prolonged, the shutdown was not expected to hinder long-term economic growth, but the political impasse added to concerns about congressional ability to successfully navigate federal debt ceiling negotiations in October.

Chairman Bernanke’s statements and the impending U.S. government shutdown sparked some market sell-offs. Investor concerns about the shutdown pushed the 10-year U.S. Treasury note yield to 2.64% at fiscal year-end from 1.65% on September 30, 2012. During much of the 12-month period, investors sought higher bond yields and were willing to assume some additional risk. Below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index. Rising corporate profits and generally favorable economic data bolstered investor confidence, however, and U.S. stocks generated strong 12-month returns as the Standard & Poor’s 500 Index (S&P 500®) and Dow Jones Industrial Average reached all-time highs during the period.

The foregoing information reflects our analysis and opinions as of September 30, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

Annual Report | 3

Franklin DynaTech Fund

Your Fund's Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

We are pleased to bring you Franklin DynaTech Fund's annual report for the fiscal year ended September 30, 2013.

Performance Overview

Franklin DynaTech Fund – Class A delivered a +23.91% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a +19.27% total return.[1] Also for comparison, the broad U.S. stock market as measured by the Standard & Poor's 500 Index (S&P 500), posted a +19.34% return, and domestic and international-based stocks as measured by the NASDAQ Composite Index produced a +22.77% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Russell 1000® and Russell 3000® are trademarks of the Frank Russell Company. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 63.

4 | Annual Report

Manager's Discussion

The Fund's information technology (IT) sector holdings overall contributed meaningfully to absolute performance during the reporting period.[2] Semiconductor designer and manufacturer ARM Holdings reported rising profits and revenues, in particular royalty and licensing revenues. The firm also announced new long-term commitments for its technology with several customers, and ARM Holdings' share price hit an all-time high during the 12-month period. Large increases in revenue and earnings benefited shares of LinkedIn, the world's largest professional Internet network, resulting from accelerated member growth and engagement in its talent and marketing solutions and premium subscriptions. MasterCard, a technology company in the global payments industry, had higher net revenue, income and earnings as gross dollar volume, cross-border volume and transactions increased. Global payments technology firm Visa raised its dividend payment for the third consecutive year, contributing to its stock performance that similarly benefited from growth in payments, cross-border volume and transactions.

The Fund's health care sector positions also substantially supported results.[3] Favorable drug trial results and approvals helped biotechnology firms Gilead Sciences, Celgene and Biogen Idec drive the sector's performance. Gilead Sciences, which specializes in antiviral and cardiovascular treatments, reported double-digit revenue growth in the fourth quarter. The firm announced favorable trial results for a potential hepatitis C drug, and optimism continued to surround its new HIV drug, Stribild. The share price of Celgene, a new holding, rose amid favorable key trial data for drugs in development, notably success for psoriasis drug Apremilast. Celgene's medications target cancer and immune-inflammatory related diseases. Focusing on developing drugs to treat neurodegenerative diseases, Biogen Idec received approval from the Food and Drug Administration for Tecfidera, a drug used to treat multiple sclerosis that showed promising long-term study results. In addition to drug approval, the U.S. Patent and Trademark Office awarded the firm an eight-year extension on the drug's patent life, further protecting the medicine from generic competition, and the European Patent Office was considering a similarly extended patent.

Conversely, several holdings notably weighed on performance. IT products firm Apple lost value as it missed some revenue forecasts and iPhone sales were lower than anticipated. Apple reported its first drop in quarterly earnings per share in a decade, despite its release of iPhone 5. Investors were also disappointed about the expensive pricing of iPhone 5C in China and few new features for the iPhone 5S. Concerns over Apple's saturation of the U.S. market

Portfolio Breakdown

Franklin DynaTech Fund

Based on Total Net Assets as of 9/30/13

Internet Software & Services
13.2%
Software
11.0%
Biotechnology
9.6%
Semiconductors & Semiconductor Equipment
6.9%
Energy Equipment & Services
6.5%
Internet & Catalog Retail
5.9%
Pharmaceuticals
5.2%
IT Services
5.0%
Oil, Gas & Consumable Fuels
3.7%
Life Sciences Tools & Services
3.0%
Health Care Providers & Services
2.9%
Health Care Technology
2.9%
Chemicals
2.8%
Media
2.7%
Other
18.4%
Short-Term Investments & Other Assets
0.3%

2. The IT sector comprises communications equipment, computers and peripherals, Internet and catalog retail, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

Annual Report | 5

Top 10 Holdings
Franklin DynaTech Fund
9/30/13

Company *Sector/Industry, Country*	% of Total Net Assets
Google Inc., A *Internet Software & Services, U.S.*	2.8%
MasterCard Inc., A *IT Services, U.S.*	2.5%
Visa Inc., A *IT Services, U.S.*	2.5%
Amazon.com Inc. *Internet & Catalog Retail, U.S.*	2.3%
ARM Holdings PLC *Semiconductors & Semiconductor Equipment, U.K.*	2.2%
Biogen Idec Inc. *Pharmaceuticals, U.S.*	2.1%
Actavis PLC *Pharmaceuticals, Ireland*	2.1%
Apple Inc. *Computers & Peripherals, U.S.*	2.1%
Cerner Corp. *Health Care Technology, U.S.*	2.0%
FMC Technologies Inc. *Energy Equipment & Services, U.S.*	1.9%

and lack of new product lines on the horizon also may have affected its stock price. Shares of medical device manufacturer Edwards Lifesciences fell following a disappointing first-quarter earnings report, and the company trimmed forecasts as sales of its heart valve products missed expectations. Alexion Pharmaceuticals, a biopharmaceutical company that specializes in treatments for rare diseases, also underperformed and was sold during the period. We reduced our positions in certain IT holdings, and sold Teradata, VMware, F5 Networks, Citrix Systems, Palo Alto Networks and Fortinet.

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Rupert H. Johnson, Jr.

Portfolio Management Team
Franklin DynaTech Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 9/30/13

Franklin DynaTech Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 7

Performance Summary *(continued)*

Performance[1]

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+23.91%	+90.57%	+140.21%
Average Annual Total Return[3]		+16.80%	+12.42%	+8.51%
Value of $10,000 Investment[4]		$11,680	$17,959	$22,640
Total Annual Operating Expenses[5]	0.96%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+22.97%	+83.50%	+122.75%
Average Annual Total Return[3]		+21.97%	+12.91%	+8.34%
Value of $10,000 Investment[4]		$12,197	$18,350	$22,275
Total Annual Operating Expenses[5]	1.71%			
Class R		**1-Year**	**3-Year**	**Inception (12/1/08)**
Cumulative Total Return[2]		+23.57%	+57.26%	+171.34%
Average Annual Total Return[3]		+23.57%	+16.29%	+22.96%
Value of $10,000 Investment[4]		$12,357	$15,726	$27,134
Total Annual Operating Expenses[5]	1.21%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				+16.90%
Aggregate Total Return[6]				+16.90%
Value of $10,000 Investment[4]				$11,690
Total Annual Operating Expenses[5]	0.54%			
Advisor Class[6]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+24.19%	+92.89%	+143.43%
Average Annual Total Return[3]		+24.19%	+14.04%	+9.30%
Value of $10,000 Investment[4]		$12,419	$19,289	$24,343
Total Annual Operating Expenses[5]	0.71%			

8 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Class A (10/1/03–9/30/13)

$30,000
$20,000
$10,000
$0
10/03
9/05
9/07
9/09
9/11
9/13
$22,640
$21,241
$20,737
$17,290
Franklin DynaTech Fund
S&P 500[4]
Russell 1000® Growth Index[4]
NASDAQ Composite Index[4]

Average Annual Total Return

Class A	9/30/13
1-Year	+16.80%
5-Year	+12.42%
10-Year	+8.51%

Class C (10/1/03–9/30/13)

$30,000
$20,000
$10,000
$0
10/03
9/05
9/07
9/09
9/11
9/13
$22,275
$21,241
$20,737
$17,290
Franklin DynaTech Fund
S&P 500[4]
Russell 1000® Growth Index[4]
NASDAQ Composite Index[4]

Average Annual Total Return

Class C	9/30/13
1-Year	+21.97%
5-Year	+12.91%
10-Year	+8.34%

Annual Report | 9

Performance Summary (continued)

Average Annual Total Return

Class R	9/30/13
1-Year	+23.57%
3-Year	+16.29%
Since Inception (12/1/08)	+22.96%

Class R (12/1/08–9/30/13)

$30,000
$20,000
$10,000
$0
12/08
9/09
9/11
9/13
$27,134
$25,893
$23,312
$20,868
Franklin DynaTech Fund
S&P 500[6]
Russell 1000® Growth Index[6]
NASDAQ Composite Index[6]

Average Annual Total Return

Advisor Class[7]	9/30/13
1-Year	+24.19%
5-Year	+14.04%
10-Year	+9.30%

Advisor Class (10/1/03–9/30/13)[7]

$30,000
$20,000
$10,000
$0
10/03
9/05
9/07
9/09
9/11
9/13
$24,343
$21,241
$20,737
$17,290
Franklin DynaTech Fund
S&P 500[6]
Russell 1000® Growth Index[6]
NASDAQ Composite Index[6]

10 | Annual Report

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. The Fund's investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +52.96% and +8.22%.
8. Source: © 2013 Morningstar. The Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international-based common type stocks listed on The NASDAQ Stock Market.

Annual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%; C: 1.69%; R: 1.19%; R6: 0.52%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period for Class R6 Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C, R and Advisor. The multiplier is 153/365 for Actual Class R6 expenses to reflect the number of days since inception.

Annual Report | 13

Franklin Growth Fund

Your Fund's Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

We are pleased to bring you Franklin Growth Fund's annual report for the fiscal year ended September 30, 2013.

Performance Overview

Franklin Growth Fund – Class A delivered a +19.01% cumulative total return for the 12 months under review. In comparison, the Standard & Poor's 500 Index, which is a broad measure of U.S. stock performance, generated a +19.34% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 73.

14 | Annual Report

Manager's Discussion

Franklin Growth Fund owned shares of 167 companies at period-end. We continued to invest in a broad array of companies of all sizes and in varied industries.

Fund holdings in the industrials, health care and consumer discretionary sectors advanced during the 12-month period and helped drive performance.[2] In the industrials sector, Boeing raised its earnings guidance after reporting strong second-quarter and half-year results based on increased revenue from the company's commercial and defense aircraft units as well as its space and security business. Air service provider Alaska Air Group's share price reached new highs and the company reported increases in passenger traffic for its Alaska Airlines and Horizon Air subsidiaries. In addition, Alaska Air Group's third-quarter 2012 profit more than doubled on a year-on-year basis amid robust revenues, and the company reported record adjusted first-quarter 2013 results. Despite cuts in federal spending, second-quarter earnings rose for defense contractor Northrop Grumman based on sales growth in its aerospace and electronics systems businesses. Industrial supplier W.W. Grainger experienced rising profits during consecutive quarters resulting from increased sales of its products ranging from lighting to janitorial supplies, and raised its earnings guidance.

In health care, favorable drug trial results and approvals helped biotechnology firms Biogen Idec, Celgene and Amgen achieve favorable results. Focusing on developing drugs to treat neurodegenerative diseases, Biogen Idec received approval from the Food and Drug Administration for Tecfidera, a drug used to treat multiple sclerosis that showed promising long-term study results. In addition to drug approval, the U.S. Patent and Trademark Office awarded the firm an eight-year extension on the drug's patent life, further protecting the medicine from generic competition, and the European Patent Office was considering a similarly extended patent. Celgene's share price rose amid favorable key trial data for drugs in development, notably success for psoriasis drug Apremilast. Ratings upgrades from investment advisory firms during the period also boosted performance for the drugmaker, whose medications target cancer and immune-inflammatory related diseases. Amgen's first-quarter earnings rose stemming from strong sales of its drug Prolia that treats osteoporosis. Amgen's share price also benefited from excitement about its acquisition of Onyx, through which it obtained the drug Kyprolis that treats multiple myeloma.

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

Portfolio Breakdown

Franklin Growth Fund
Based on Total Net Assets as of 9/30/13

Capital Goods
17.2%
Pharmaceuticals, Biotechnology & Life Sciences
13.1%
Software & Services
10.9%
Technology Hardware & Equipment
7.5%
Transportation
5.9%
Health Care Equipment & Services
5.9%
Materials
5.6%
Energy
3.9%
Automobiles & Components
2.9%
Diversified Financials
2.7%
Commercial & Professional Services
2.1%
Consumer Durables & Apparel
2.0%
Other
9.2%
Short-Term Investments & Other Net Assets
11.1%

Annual Report | 15

Top 10 Holdings
Franklin Growth Fund
9/30/13

Company *Sector/Industry*	% of Total Net Assets
Apple Inc. *Technology Hardware & Equipment*	3.3%
W.W. Grainger Inc. *Capital Goods*	1.7%
Google Inc., A *Software & Services*	1.6%
The Boeing Co. *Capital Goods*	1.5%
Biogen Idec Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.4%
Amgen Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	1.3%
International Business Machines Corp. *Software & Services*	1.3%
The Walt Disney Co. *Media*	1.3%
Northrop Grumman Corp. *Capital Goods*	1.3%
Johnson & Johnson *Pharmaceuticals, Biotechnology & Life Sciences*	1.2%

Conversely, although most investment sectors represented in the Fund contributed to performance, including the information technology (IT) sector, some holdings notably weighed on performance.[3] IT products firm Apple missed some revenue forecasts and iPhone sales were lower than anticipated. Apple reported its first drop in quarterly earnings per share in a decade, despite its release of iPhone 5. Investors were also disappointed about the expensive pricing of iPhone 5C in China and few new features for the iPhone 5S. Concerns over Apple's saturation of the U.S. market and lack of new product lines on the horizon also may have affected its stock price. Global information technology services, software and hardware provider International Business Machines was beset by falling revenues, except for its software and financing segments, but the company increased its earnings guidance. Shares of Fortinet, a network security company, declined in response to lower first-quarter earnings and revenue guidance based on a variety of factors. EMC, a provider of information storage, was affected by cautious corporate IT spending and projected lower-than-expected revenue in 2013.

In other sectors, Newcrest Mining's share price declined to a multi-year low resulting from a reduced annual production estimate, project funding delays and its largest annual loss after a sharp decline in gold prices. Lower copper and gold prices also hindered revenue and earnings for mining company Freeport-McMoran Copper & Gold. Intuitive Surgical, maker of robotic surgical devices, experienced slower sales because of delayed purchases from cost-conscious hospitals. Shares of medical device manufacturer Edwards Lifesciences fell following a disappointing first-quarter earnings report, and the company trimmed forecasts as sales of its heart valve products missed expectations.

3. The IT sector comprises semiconductors and semiconductor equipment; software and services; and technology hardware and equipment in the SOI.

16 | Annual Report

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

V. Jerry Palmieri

Serena Perin Vinton, CFA

Portfolio Management Team
Franklin Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 17

Performance Summary as of 9/30/13

Franklin Growth Fund

Price and Distribution Information

Class A (Symbol: FKGRX)		Change	9/30/13	9/30/12
Net Asset Value (NAV)		+$9.36	$59.49	$50.13
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.1412			
Class C (Symbol: FRGSX)		**Change**	**9/30/13**	**9/30/12**
Net Asset Value (NAV)		+$8.54	$55.64	$47.10
Class R (Symbol: FGSRX)		**Change**	**9/30/13**	**9/30/12**
Net Asset Value (NAV)		+$9.25	$59.07	$49.82
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.0591			
Class R6 (Symbol: FIFRX)		**Change**	**9/30/13**	**5/1/13**
Net Asset Value (NAV)		+$5.13	$59.71	$54.58
Advisor Class (Symbol: FCGAX)		**Change**	**9/30/13**	**9/30/12**
Net Asset Value (NAV)		+$9.42	$59.66	$50.24
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.2280			

18 | Annual Report

Performance Summary *(continued)*

Performance[1]

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+19.01%	+65.28%	+131.06%
Average Annual Total Return[3]		+12.16%	+9.27%	+8.09%
Value of $10,000 Investment[4]		$11,216	$15,577	$21,776
Total Annual Operating Expenses[5]	0.96%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+18.13%	+59.24%	+114.39%
Average Annual Total Return[3]		+17.13%	+9.75%	+7.92%
Value of $10,000 Investment[4]		$11,713	$15,924	$21,439
Total Annual Operating Expenses[5]	1.71%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+18.71%	+63.22%	+125.35%
Average Annual Total Return[3]		+18.71%	+10.29%	+8.46%
Value of $10,000 Investment[4]		$11,871	$16,322	$22,535
Total Annual Operating Expenses[5]	1.21%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				+9.40%
Aggregate Total Return[6]				+9.40%
Value of $10,000 Investment[4]				$10,940
Total Annual Operating Expenses[5]	0.53%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+19.29%	+67.39%	+136.87%
Average Annual Total Return[3]		+19.29%	+10.85%	+9.01%
Value of $10,000 Investment[4]		$11,929	$16,739	$23,687
Total Annual Operating Expenses[5]	0.71%			

Annual Report | 19

Performance Summary *(continued)*

Average Annual Total Return

Class A	9/30/13
1-Year	+12.16%
5-Year	+9.27%
10-Year	+8.09%

Class A (10/1/03–9/30/13)

$25,000
$20,000
$15,000
$10,000
$5,000
10/03
9/05
9/07
9/09
9/11
9/13
$21,776
$20,737
Franklin Growth Fund
S&P 500[7]

Average Annual Total Return

Class C	9/30/13
1-Year	+17.13%
5-Year	+9.75%
10-Year	+7.92%

Class C (10/1/03–9/30/13)

$25,000
$20,000
$15,000
$10,000
$5,000
10/03
9/05
9/07
9/09
9/11
9/13
$21,439
$20,737
Franklin Growth Fund
S&P 500[7]

20 | Annual Report

Performance Summary *(continued)*

Class R (10/1/03–9/30/13)

$25,000
$20,000
$15,000
$10,000
$5,000
10/03
9/05
9/07
9/09
9/11
9/13
$22,535
$20,737
Franklin Growth Fund
S&P 500[7]

Average Annual Total Return

Class R	9/30/13
1-Year	+18.71%
5-Year	+10.29%
10-Year	+8.46%

Advisor Class (10/1/03–9/30/13)

$25,000
$20,000
$15,000
$10,000
$5,000
10/03
9/05
9/07
9/09
9/11
9/13
$23,687
$20,737
Franklin Growth Fund
S&P 500[7]

Average Annual Total Return

Advisor Class	9/30/13
1-Year	+19.29%
5-Year	+10.85%
10-Year	+9.01%

Annual Report | 21

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

22 | Annual Report

Your Fund's Expenses

Franklin Growth Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13–9/30/13
Actual	$1,000	$1,088.80	$4.82
Hypothetical (5% return before expenses)	$1,000	$1,020.46	$4.66
Class C			
Actual	$1,000	$1,084.80	$8.73
Hypothetical (5% return before expenses)	$1,000	$1,016.70	$8.44
Class R			
Actual	$1,000	$1,087.40	$6.12
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.92
Class R6			
Actual (5/1/13–9/30/13)	$1,000	$1,094.00	$2.11
Hypothetical (5% return before expenses)	$1,000	$1,022.66	$2.43
Advisor Class			
Actual	$1,000	$1,090.10	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.71	$3.40

24 | Annual Report

Franklin Income Fund

Your Fund's Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2013.

Performance Overview

Franklin Income Fund – Class A delivered a +10.72% cumulative total return for the 12 months under review. In comparison, the Fund's equity benchmark, the Standard & Poor's 500 Index (S&P 500), which is a broad measure of U.S. stock performance, returned +19.34%.[1] The Fund's fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market, had a -1.68% total return.[1] The Fund's peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, returned +10.24%.[2] You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the 12-month period ended 9/30/13, this category consisted of 531 funds. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 84.

Annual Report | 25

Portfolio Breakdown
Franklin Income Fund
9/30/13

	% of Total Net Assets
Equity*	**63.4%**
Energy	12.4%
Utilities	12.2%
Materials	10.0%
Financials	8.9%
Health Care	5.8%
Information Technology	4.5%
Industrials	4.1%
Other	5.5%
Fixed Income	**35.1%**
Energy	7.8%
Consumer Discretionary	7.1%
Information Technology	5.2%
Materials	3.2%
Telecommunication Services	2.7%
Health Care	2.6%
Other	6.5%
Short-Term Investments & Other Net Assets	**1.5%**

*Includes convertible bonds.

Dividend Distributions*
Franklin Income Fund
10/1/12–9/30/13

	Dividend per Share (cents)				
Month	Class A	Class C	Class R	Class R6**	Advisor Class
October	1.15	1.05	1.09	—	1.18
November	1.15	1.05	1.09	—	1.18
December	1.15	1.05	1.09	—	1.18
January	1.15	1.05	1.09	—	1.18
February	1.11	1.01	1.05	—	1.14
March	1.11	1.02	1.04	—	1.13
April	1.11	1.02	1.04	—	1.13
May	1.11	1.02	1.04	—	1.13
June	1.05	0.96	0.99	1.10	1.09
July	1.05	0.96	0.99	1.10	1.09
August	1.05	0.96	0.99	1.10	1.09
September	1.05	0.95	0.98	1.09	1.08
Total	**13.24**	**12.10**	**12.48**	**4.39**	**13.60**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Effective 5/1/13, the Fund began offering Class R6 shares.

and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager's Discussion

On August 31, 2013, Franklin Income Fund celebrated its 65th anniversary. Since its launch in 1948, the Fund has delivered uninterrupted dividend payments through bull and bear markets, providing shareholders ongoing and consistent cash flow. On September 30, 2013, the Fund had more than $80 billion (U.S.) in assets under management.

During the 12 months under review, we continued to substantially shift the Fund's asset mix. Specifically, our fixed income holdings declined while our equity holdings increased. The Fund's fixed income weighting declined from 45.2% to 35.1% of total net assets and its equity weighting increased from 52.0% to 63.4%. A rise in yields near period-end presented what we considered an opportunity to increase our fixed income holdings. At period-end, we found opportunities across a fairly balanced range of asset classes and securities, and invested in common stocks, convertible securities, high yield

26 | Annual Report

bonds, investment grade corporate bonds and floating rate corporate term loans that we found attractive. Our cash position decreased during the period to 1.5% from 2.8% of total net assets.

We substantially reduced our fixed income positions because of a rapid decline in interest rates and credit spreads that drove yields lower during the period, especially for high yield corporate bonds. The yield decline was most pronounced from September 2012 to May 2013. After this period, long-term interest rates rose as investors anticipated a gradual reduction in the Federal Reserve Board's monthly purchases of mortgage-backed securities.

The decline in yields and shift in the Fund's asset mix adversely impacted our ability to generate income. For example, the Fund experienced dividend reductions in January and May 2013, which hurt distributions beginning in February and June. Investors began to pull back from fixed income investments as long-term U.S. Treasury yields rose, which drove bond prices lower.

Some of the Fund's larger fixed income positions, particularly those of issuers with higher debt levels, delivered strong performance as fundamentals continued to improve and capital availability remained high, enabling many companies to extend debt maturities and reduce interest costs. Freescale Semiconductor for example, benefited from debt refinancing and cost reductions despite relatively slow industry growth. First Data and CC Media Holdings[3] performed well amid stable business fundamentals and continued efforts to deal with excess levels of borrowed capital used to finance operations.

The Fund's fixed income detractors were concentrated in electric utility, basic industry and energy sectors and included Texas Competitive Electric Holdings (TCEH), OGX Petroleo e Gas Participacoes (sold by period-end), ATP Oil & Gas and Walter Energy.[4] Lower-than-expected power prices and reduced local electricity demand weighed on TCEH's debt level and pushed the company closer to restructuring. During the period, we meaningfully reduced our position in TCEH, partially mitigating its negative effect on Fund performance. Oil and gas companies OGX and ATP suffered severe production shortfalls, which led to bankruptcies and subsequent restructuring.

The S&P 500, the Fund's equity benchmark, performed well during the period amid signs of improving prospects for U.S. economic growth, including advances in the long-stagnant housing market's price and activity levels. Although all

Top Five Fixed Income Holdings and Senior Floating Rate Interests*
Franklin Income Fund
9/30/13

Company *Sector/Industry*	% of Total Net Assets
First Data Corp. *Information Technology*	3.2%
Clear Channel Communications Inc. *Consumer Discretionary*	1.8%
Chesapeake Energy Corp. *Energy*	1.4%
Sprint Nextel Corp. *Telecommunication Services*	1.3%
Freescale Semiconductor Inc. *Information Technology*	1.2%

*Does not include convertible bonds.

3. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc. in the SOI.
4. Electric utility holdings are in utilities in the SOI. Basic industry holdings are in materials in the SOI.

Annual Report | 27

Top Five Equity Holdings
Franklin Income Fund
9/30/13

Company *Sector/Industry*	% of Total Net Assets
Royal Dutch Shell PLC *Energy*	2.2%
Merck & Co. Inc. *Health Care*	2.1%
Wells Fargo & Co. *Financials*	2.0%
BP PLC *Energy*	1.6%
General Electric Co. *Industrials*	1.5%

sectors except for materials contributed to returns, financials, health care, consumer discretionary and consumer staples were standout performers.

Financials positions including Bank of America, JPMorgan Chase and Wells Fargo experienced strong gains and contributed to returns as banks benefited from positive credit trends and greater demand for loans. Roche Holding and Merck & Co. in health care were notable performers, driven by continued investor optimism about improved productivity in research and development and strong financial metrics including strong profit margins, solid balance sheets and attractive dividend growth.

In consumer discretionary, General Motors and Ford Motor advanced owing to higher automotive sales in North America and improved profitability. A convertible bond holding in Volkswagen also contributed to returns. In consumer staples, helping the Fund was a position in Safeway, a leading U.S. food retailer, which benefited from a determined effort to unlock value through portfolio repositioning and removal of non-core corporate assets. The Fund also enjoyed the attractive stream of rising dividends paid to Safeway shareholders over the past two years.

Equity detractors included materials sector positions such as mining and metals companies Barrick Gold, Newmont Mining, Goldcorp and AngloGold Ashanti. These companies suffered from challenging cost structures amid gold's rapid price decline during the period. Our investments in fertilizer companies Agrium, The Mosaic Company and Potash Corporation of Saskatchewan also hurt results as weakness in crop prices, particularly corn and wheat, hurt farmers' expected profitability and fertilizer prices collapsed after an important industry price-setting cartel in Russia split apart.

The recent rise in long-term interest rates led to higher yields in most sectors of the fixed income market, improving their attractiveness to us relative to equity holdings. Although the Fund remained more heavily weighted toward equity, we recently found numerous opportunities to add to holdings in corporate bonds, both investment grade and high yield, at yields meaningfully higher than just six months ago. Additionally, many of these opportunities were in bonds trading below par value, having been negatively impacted by the rise in long-term interest rates.

Franklin Income Fund has not missed a dividend payment in 65 years — a history that we believe few can match. As the Fund approaches its seventh decade, we remain focused on providing our shareholders with solid and consistent long-term performance through different economic and market cycles.

28 | Annual Report

Thank you for your continued participation in Franklin Income Fund.
We look forward to serving your future investment needs.

Edward Perks, CFA

Matthew Quinlan
Alex Peters
Charles B. Johnson

Portfolio Management Team
Franklin Income Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 29

Performance Summary as of 9/30/13

Franklin Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

30 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Annual Report | 33

34 | Annual Report

Your Fund's Expenses

Franklin Income Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

36 | Annual Report

Franklin U.S. Government Securities Fund

Your Fund's Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.[1] Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2013.

Performance Overview

Franklin U.S. Government Securities Fund – Class A posted a cumulative total return of -2.03% for the 12 months under review. In comparison, its peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, had a -2.60% total return.[2] The Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, had a -0.80% return for the same period.[3] The Fund's return reflects the effect of management fees and expenses, while the Barclays U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 41.

Investment Strategy

We currently invest the Fund's assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. For the 12-month period ended 9/30/13, this category consisted of 65 funds. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered.

3. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 107.

Annual Report | 37

Manager’s Discussion

High-quality agency mortgage-backed securities (MBS) experienced heightened volatility during the period. Mortgage market performance was highly influenced by investor expectations about potential policy moves by the U.S. Federal Reserve Board (Fed). The sector sold off early in the period as investors began anticipating a gradual reduction in the Fed’s monthly MBS purchases. In September, however, the Fed defied expectations by announcing it would refrain from tapering its purchases, citing fiscal uncertainty and an increase in interest rates. In response, mortgages rebounded.

GNMA MBS still provided an income opportunity over U.S. Treasuries as the GNMA current coupon yielded 3.18% at period-end, compared to 5- and 10-year Treasuries, which yielded 1.39% and 2.64%.

38 | Annual Report

MBS posted negative total returns but performed better than Treasuries by delivering positive excess returns for the period. Although the Fed's continued monthly MBS purchases supported the sector, the potential tapering or termination of this program posed a risk to MBS yield spreads over Treasuries. Actual prepayment levels declined as interest and mortgage rates moved higher.

Within the agency mortgage pass-through sector, Freddie Mac MBS performed better than their Fannie Mae and GNMA conventional counterparts on an excess returns basis. Within GNMAs, higher coupon 5.0% and 5.5% securities were the best performers while lower 3.0% and 3.5% coupons underperformed.

During the period, we were more heavily allocated toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). We favored GNMA IIs as they offered superior prepayment profiles, in our view, and a more diversified servicer concentration. Our heaviest allocation remained in 3.5%, 4.5% and 5.0% coupons. The Fund benefited from its overweighted position relative to its benchmark in higher coupons. In contrast, its allocation to lower coupons detracted from performance.

Franklin U.S. Government Securities Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government — the same guarantee applicable to U.S. Treasuries.[1] Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

Portfolio Breakdown

Franklin U.S. Government Securities Fund
Based on Total Investments as of 9/30/13

GNMA
99.6%
Short-Term Investments
0.4%

Annual Report | 39

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

Roger A. Bayston, CFA

Paul Varunok

Portfolio Management Team
Franklin U.S. Government Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

40 | Annual Report

Performance Summary as of 9/30/13

Franklin U.S. Government Securities Fund

Price and Distribution Information

Class A (Symbol: FKUSX)		Change	9/30/13	9/30/12
Net Asset Value (NAV)		-$0.38	$6.53	$6.91
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.2408			
Class C (Symbol: FRUGX)		**Change**	**9/30/13**	**9/30/12**
Net Asset Value (NAV)		-$0.37	$6.49	$6.86
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.2038			
Class R (Symbol: FUSRX)		**Change**	**9/30/13**	**9/30/12**
Net Asset Value (NAV)		-$0.37	$6.53	$6.90
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.2150			
Class R6 (Symbol: FGORX)		**Change**	**9/30/13**	**5/1/13**
Net Asset Value (NAV)		-$0.21	$6.55	$6.76
Distributions (5/1/13–9/30/13)				
Dividend Income	$0.1057			
Advisor Class (Symbol: FUSAX)		**Change**	**9/30/13**	**9/30/12**
Net Asset Value (NAV)		-$0.38	$6.55	$6.93
Distributions (10/1/12–9/30/13)				
Dividend Income	$0.2521			

Annual Report | 41

Performance Summary *(continued)*

Performance[1]

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		-2.03%	+23.45%	+50.38%
Average Annual Total Return[3]		-6.24%	+3.39%	+3.72%
Distribution Rate[4]	3.52%			
30-Day Standardized Yield[5]	2.39% (with waiver)	2.39% (without waiver)		
Total Annual Operating Expenses[6]	0.73%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		-2.45%	+20.30%	+42.88%
Average Annual Total Return[3]		-3.39%	+3.77%	+3.63%
Distribution Rate[4]	3.20%			
30-Day Standardized Yield[5]	2.01% (with waiver)	2.01% (without waiver)		
Total Annual Operating Expenses[6]	1.23%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		-2.27%	+21.25%	+45.00%
Average Annual Total Return[3]		-2.27%	+3.93%	+3.79%
Distribution Rate[4]	3.33%			
30-Day Standardized Yield[5]	2.15% (with waiver)	2.15% (without waiver)		
Total Annual Operating Expenses[6]	1.08%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				-1.53%
Aggregate Total Return[7]				-1.53%
Distribution Rate[4]	3.92%			
30-Day Standardized Yield[5]	2.77% (with waiver)	2.77% (without waiver)		
Total Annual Operating Expenses[6]	0.47%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		-1.86%	+24.29%	+52.29%
Average Annual Total Return[3]		-1.86%	+4.45%	+4.30%
Distribution Rate[4]	3.81%			
30-Day Standardized Yield[5]	2.65% (with waiver)	2.65% (without waiver)		
Total Annual Operating Expenses[6]	0.58%			

42 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Performance Summary *(continued)*

Average Annual Total Return

Class R	9/30/13
1-Year	-2.27%
5-Year	+3.93%
10-Year	+3.79%

Class R (10/1/03–9/30/13)

$20,000
$15,000
$10,000
$5,000
10/03
9/05
9/07
9/09
9/11
9/13
$15,086
$14,500
$14,464
$12,643
Franklin U.S. Government Securities Fund
Barclays U.S. Government Index: Intermediate Component[7]
Lipper GNMA Funds Classification Average[8]
CPI[7]

Average Annual Total Return

Advisor Class	9/30/13
1-Year	-1.86%
5-Year	+4.45%
10-Year	+4.30%

Advisor Class (10/1/03–9/30/13)

$20,000
$15,000
$10,000
$5,000
10/03
9/05
9/07
9/09
9/11
9/13
$15,229
$15,086
$14,464
$12,643
Franklin U.S. Government Securities Fund
Barclays U.S. Government Index: Intermediate Component[7]
Lipper GNMA Funds Classification Average[8]
CPI[7]

44 | Annual Report

Annual Report | 45

Your Fund's Expenses

Franklin U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

46 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 47

Franklin Utilities Fund

Your Fund's Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2013.

Performance Overview

Franklin Utilities Fund – Class A delivered a +7.92% cumulative total return for the 12 months under review. In comparison, the Standard & Poor's 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, generated a +19.34% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +6.99% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 51.

Portfolio Breakdown
Franklin Utilities Fund
Based on Total Net Assets as of 9/30/13

Electric Utilities
52.0%
Multi-Utilities
32.7%
Oil, Gas & Consumable Fuels
7.8%
Water Utilities
3.3%
Diversified Telecommunication Services
2.2%
Gas Utilities
1.5%
Short-Term Investments & Other Net Assets
0.5%

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager's Discussion

For the 12 months under review, utilities underperformed most of the S&P 500 Index's 10 major sector groups. However, stock selection helped the Fund's performance relative to the S&P 500 Utilities Index during the 12-month period as utility stocks tended to generate steady returns.[2]

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 116.

48 | Annual Report

California-based utilities operator Sempra Energy's performance contributed to the Fund's absolute performance. The energy services company overcame the drag of low natural gas prices to achieve rising profits, aided in the fourth quarter of 2012 by cash received from selling a share in a pipeline to another energy company, and in the second quarter of 2013 by a rate increase for its southern California utilities. Sempra Energy also raised its dividend during the period. Although Dominion Resources was beset by lower earnings resulting from power plant sales, storm damage and recent sales trends, its stock price benefited from revenue above industry averages and the company expected earnings to improve. Despite NV Energy's lower second-quarter profits, shares of the electric utility holding company rallied resulting from shareholder approval of a merger with MidAmerican Energy Holdings, a subsidiary of Berkshire Hathaway. Shares of NextEra Energy, owner of the largest U.S. renewable-energy generator, benefited from investors' favorable view of plant upgrades, growth projects and more customers. Although the firm reported some earnings declines, the results reflected low natural gas and power prices and currency hedging activity. Profits for Duke Energy, another notable performer, soared after its acquisition of Progress Energy resulted in a much larger company operating in six states, boosting Duke's shares. The merger yielded cost efficiencies and enhanced income in the franchised gas and electric business segment, allowing Duke Energy to double its previous related income.

In contrast, some Fund holdings declined during the reporting period with a negative effect on absolute Fund performance. Lower energy prices and weak electricity demand contributed to falling quarterly profits for electric utility Exelon, the largest owner of U.S. nuclear power plants. However, Exelon's second-quarter profits more than doubled because of positive impacts from hedging and increased distribution revenue and retail electricity volume from its ComEd subsidiary in northern Illinois. For diversified energy company FirstEnergy, one of the largest U.S. electricity producers, lower revenues and sales volumes brought on by milder weather contributed to declining earnings and a second-quarter operating loss, causing a share price decline. The company responded with cost reduction efforts including layoffs and repurchasing debt. After rising earnings closed out 2012 for The Southern Co., one of the largest U.S. utilities that operates in the southeast, mild weather, increased hydroelectric generation and rising project costs lowered earnings in the first two quarters of 2013. Power plant owner and operator Entergy's earnings were affected by higher non-fuel operation and maintenance expenses and higher income taxes, but the company reported earnings gains in the fourth quarter of 2012 and first quarter of 2013. Entergy also finished a comprehensive redesign of its organization and planned to eliminate jobs.

Top 10 Equity Holdings
Franklin Utilities Fund
9/30/13

Company *Sector/Industry*	% of Total Net Assets
Duke Energy Corp. *Electric Utilities*	5.0%
Dominion Resources Inc. *Multi-Utilities*	4.6%
NextEra Energy Inc. *Electric Utilities*	4.5%
Sempra Energy *Multi-Utilities*	4.3%
Edison International *Electric Utilities*	4.2%
American Electric Power Co. Inc. *Electric Utilities*	3.7%
PG&E Corp. *Multi-Utilities*	3.7%
The Southern Co. *Electric Utilities*	3.5%
Exelon Corp. *Electric Utilities*	3.0%
National Grid PLC (U.K.) *Multi-Utilities*	2.7%

Annual Report | 49

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

John C. Kohli, CFA

J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Utilities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

50 | Annual Report

Performance Summary as of 9/30/13

Franklin Utilities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 51

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

52 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 53

54 | Annual Report

Annual Report | 55

Your Fund's Expenses

Franklin Utilities Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

56 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 57

58 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 59

60 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 61

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks 99.7%			
Aerospace & Defense 2.5%			
The Boeing Co.	United States	150,000	$ 17,625,000
Precision Castparts Corp.	United States	110,000	24,996,400
			42,621,400
Air Freight & Logistics 0.7%			
FedEx Corp.	United States	100,000	11,411,000
Biotechnology 9.6%			
[a]Agios Pharmaceuticals Inc.	United States	100,000	2,796,000
[a]Alnylam Pharmaceuticals Inc.	United States	150,000	9,601,500
Amgen Inc.	United States	150,000	16,791,000
[a]ARIAD Pharmaceuticals Inc.	United States	100,000	1,840,000
[a]Biogen Idec Inc.	United States	150,000	36,114,000
[a]Celgene Corp.	United States	200,000	30,786,000
[a]Celldex Therapeutics Inc.	United States	400,000	14,172,000
[a]Gilead Sciences Inc.	United States	500,000	31,420,000
[a]Incyte Corp.	United States	100,000	3,815,000
[a]Medivation Inc.	United States	300,000	17,982,000
[a]Puma Biotechnology Inc.	United States	30,000	1,609,800
			166,927,300
Capital Markets 1.3%			
The Charles Schwab Corp.	United States	180,000	3,805,200
Financial Engines Inc.	United States	250,000	14,860,000
The Goldman Sachs Group Inc.	United States	25,000	3,955,250
			22,620,450
Chemicals 2.8%			
Cytec Industries Inc.	United States	40,000	3,254,400
Monsanto Co.	United States	225,000	23,483,250
Sigma-Aldrich Corp.	United States	250,000	21,325,000
			48,062,650
Commercial Services & Supplies 0.7%			
[a]Stericycle Inc.	United States	100,000	11,540,000
Communications Equipment 0.8%			
QUALCOMM Inc.	United States	200,000	13,472,000
Computers & Peripherals 2.4%			
Apple Inc.	United States	75,000	35,756,250
[a]Stratasys Ltd.	United States	50,000	5,063,000
			40,819,250
Diversified Financial Services 1.9%			
[a]IntercontinentalExchange Inc.	United States	80,000	14,513,600
Moody's Corp.	United States	250,000	17,582,500
			32,096,100
Electronic Equipment, Instruments & Components 0.1%			
[a]Trimble Navigation Ltd.	United States	40,000	1,188,400

Annual Report | 63

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Energy Equipment & Services 6.5%			
Core Laboratories NV	Netherlands	50,000	$ 8,460,500
[a]FMC Technologies Inc.	United States	600,000	33,252,000
[a]Forum Energy Technologies Inc.	United States	400,000	10,804,000
[a]Frank's International NV	Netherlands	72,000	2,154,960
National Oilwell Varco Inc.	United States	200,000	15,622,000
Oceaneering International Inc.	United States	200,000	16,248,000
Schlumberger Ltd.	United States	300,000	26,508,000
			113,049,460
Food Products 0.2%			
Mead Johnson Nutrition Co., A	United States	50,000	3,713,000
Health Care Equipment & Supplies 2.1%			
Abbott Laboratories	United States	300,000	9,957,000
[a]DexCom Inc.	United States	50,000	1,411,500
[a]Edwards Lifesciences Corp.	United States	160,000	11,140,800
[a]HeartWare International Inc.	United States	100,000	7,321,000
Stryker Corp.	United States	100,000	6,759,000
			36,589,300
Health Care Providers & Services 2.9%			
[a]Envision Healthcare Holdings Inc.	United States	75,200	1,957,456
[a]Express Scripts Holding Co.	United States	150,000	9,267,000
McKesson Corp.	United States	200,000	25,660,000
[a]Premier Inc., A	United States	100,000	3,170,000
UnitedHealth Group Inc.	United States	150,000	10,741,500
			50,795,956
Health Care Technology 2.9%			
[a]athenahealth Inc.	United States	150,000	16,284,000
[a]Cerner Corp.	United States	650,000	34,157,500
			50,441,500
Insurance 0.0%[†]			
[a]eHealth Inc.	United States	20,000	645,200
Internet & Catalog Retail 5.9%			
[a]Amazon.com Inc.	United States	130,000	40,643,200
[a]Asos PLC	United Kingdom	100,000	8,321,442
[a]Groupon Inc., A	United States	300,000	3,363,000
[a]Netflix Inc.	United States	50,000	15,460,500
[a]Priceline.com Inc.	United States	30,000	30,328,500
[a]RetailMeNot Inc.	United States	100,000	3,557,000
			101,673,642
Internet Software & Services 13.2%			
[a]Baidu Inc., ADR	China	50,000	7,759,000
[a]Cornerstone OnDemand Inc.	United States	200,000	10,288,000
[a]Cvent Inc.	United States	29,200	1,026,964
[a]Demandware Inc.	United States	250,000	11,582,500
[a]eBay Inc.	United States	300,000	16,737,000

64 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Internet Software & Services (continued)			
[a]Facebook Inc., A	United States	300,000	$ 15,072,000
[a]Google Inc., A	United States	55,000	48,175,050
[a]LinkedIn Corp., A	United States	130,000	31,987,800
MercadoLibre Inc.	Argentina	100,000	13,491,000
[a]Qihoo 360 Technologies Co. Ltd., ADR	China	50,000	4,160,000
[a]SPS Commerce Inc.	United States	50,000	3,346,000
Tencent Holdings Ltd.	China	500,000	26,225,028
[a]Yahoo! Inc.	United States	450,000	14,922,000
[a]Yandex NV, A	Russia	120,000	4,370,400
[a]Yelp Inc.	United States	300,000	19,854,000
			228,996,742
IT Services 5.0%			
MasterCard Inc., A	United States	65,000	43,730,700
Visa Inc., A	United States	225,000	42,997,500
			86,728,200
Life Sciences Tools & Services 3.0%			
[a]Illumina Inc.	United States	200,000	16,166,000
[a]Quintiles Transnational Holdings Inc.	United States	38,700	1,736,856
Thermo Fisher Scientific Inc.	United States	200,000	18,430,000
[a]Waters Corp.	United States	150,000	15,931,500
			52,264,356
Machinery 1.2%			
Flowserve Corp.	United States	300,000	18,717,000
[a]Proto Labs Inc.	United States	20,000	1,527,800
			20,244,800
Media 2.7%			
[a]AMC Networks Inc., A	United States	200,000	13,696,000
[a]Liberty Media Corp., A	United States	160,000	23,544,000
[a]Starz, A	United States	350,000	9,845,500
			47,085,500
Oil, Gas & Consumable Fuels 3.7%			
Anadarko Petroleum Corp.	United States	200,000	18,598,000
Noble Energy Inc.	United States	400,000	26,804,000
Pioneer Natural Resources Co.	United States	100,000	18,880,000
			64,282,000
Pharmaceuticals 5.2%			
AbbVie Inc.	United States	300,000	13,419,000
[a]Actavis PLC	Ireland	250,000	36,000,000
Allergan Inc.	United States	200,000	18,090,000
Bristol-Myers Squibb Co.	United States	10,000	462,800
Novo Nordisk AS, ADR	Denmark	50,000	8,461,000
Perrigo Co.	United States	100,000	12,338,000
[a]Valeant Pharmaceuticals International Inc.	Canada	20,000	2,085,133
			90,855,933

Annual Report | 65

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Professional Services 0.8%			
ᵃThe Advisory Board Co.	United States	100,000	$ 5,948,000
ᵃIHS Inc., A	United States	40,000	4,567,200
ᵃVerisk Analytics Inc., A	United States	50,000	3,248,000
			13,763,200
Real Estate Investment Trusts (REITs) 1.1%			
American Tower Corp.	United States	250,000	18,532,500
Semiconductors & Semiconductor Equipment 6.9%			
ARM Holdings PLC, ADR	United Kingdom	800,000	38,496,000
ASML Holding NV, N.Y. shs	Netherlands	200,000	19,752,000
ᵃCree Inc.	United States	120,000	7,222,800
ᵃHittite Microwave Corp.	United States	100,000	6,535,000
Intel Corp.	United States	900,000	20,628,000
ᵃLam Research Corp.	United States	300,000	15,357,000
Power Integrations Inc.	United States	130,000	7,039,500
ᵃSemtech Corp.	United States	170,000	5,098,300
			120,128,600
Software 11.0%			
Activision Blizzard Inc.	United States	50,000	833,500
ᵃANSYS Inc.	United States	200,000	17,304,000
ᵃAspen Technology Inc.	United States	500,000	17,275,000
ᵃCommVault Systems Inc.	United States	50,000	4,391,500
ᵃConcur Technologies Inc.	United States	120,000	13,260,000
ᵃFireEye Inc.	United States	18,700	776,611
ᵃGuidewire Software Inc.	United States	200,000	9,422,000
ᵃImperva Inc.	United States	200,000	8,404,000
ᵃNetSuite Inc.	United States	300,000	32,382,000
ᵃSalesforce.com Inc.	United States	400,000	20,764,000
ᵃServiceNow Inc.	United States	400,000	20,780,000
ᵃSplunk Inc.	United States	350,000	21,014,000
ᵃTableau Software Inc.	United States	13,900	990,236
ᵃUltimate Software Group Inc.	United States	100,000	14,740,000
ᵃWorkday Inc.	United States	100,000	8,093,000
			190,429,847
Textiles, Apparel & Luxury Goods 1.4%			
NIKE Inc., B	United States	200,000	14,528,000
Prada Holding SpA	Italy	1,000,000	9,425,022
			23,953,022
Trading Companies & Distributors 0.7%			
Fastenal Co.	United States	250,000	12,562,500
Wireless Telecommunication Services 0.5%			
ᵃSBA Communications Corp.	United States	100,000	8,046,000
Total Common Stocks (Cost $935,110,394)			1,725,539,808

66 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 67

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Growth Fund

Class C	Year Ended September 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$47.10	$38.16	$38.92	$34.61	$35.14
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.13)	(0.14)	(0.14)	(0.09)	0.06
Net realized and unrealized gains (losses)	8.67	9.20	(0.62)	4.47	(0.57)
Total from investment operations	8.54	9.06	(0.76)	4.38	(0.51)
Less distributions from:					
Net investment income	—	—	—	(0.07)	(0.02)
Net realized gains	—	(0.12)	—	—	—
Total distributions	—	(0.12)	—	(0.07)	(0.02)
Net asset value, end of year	$55.64	$47.10	$38.16	$38.92	$34.61
Total return[c]	18.13%	23.79%	(1.95)%	12.69%	(1.45)%
Ratios to average net assets					
Expenses	1.66%[d]	1.69%	1.67%	1.69%	1.75%[d]
Net investment income (loss)	(0.26)%	(0.32)%	(0.33)%	(0.25)%	0.20%
Supplemental data					
Net assets, end of year (000's)	$546,505	$466,205	$390,171	$349,188	$315,305
Portfolio turnover rate	0.83%	3.50%	2.72%	4.36%	3.92%

[b]Based on average daily shares outstanding.

[d]Benefit of expense reduction rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013

Franklin Growth Fund	Shares	Value
Common Stocks 88.9%		
Automobiles & Components 2.9%		
BorgWarner Inc.	600,000	$ 60,834,000
Ford Motor Co.	1,200,000	20,244,000
[a]General Motors Co.	800,000	28,776,000
Harley-Davidson Inc.	913,096	58,657,287
Johnson Controls Inc.	1,600,000	66,400,000
Toyota Motor Corp., ADR (Japan)	30,000	3,840,900
		238,752,187
Banks 0.4%		
Wells Fargo & Co.	750,000	30,990,000
Capital Goods 17.2%		
3M Co.	855,000	102,095,550
ABB Ltd., ADR (Switzerland)	1,500,000	35,385,000
The Boeing Co.	1,100,000	129,250,000
Caterpillar Inc.	550,000	45,853,500
Danaher Corp.	1,000,000	69,320,000
Deere & Co.	500,000	40,695,000
Emerson Electric Co.	1,100,000	71,170,000
General Dynamics Corp.	1,000,000	87,520,000
General Electric Co.	1,800,000	43,002,000
Huntington Ingalls Industries Inc.	166,666	11,233,288
Illinois Tool Works Inc.	1,000,000	76,270,000
Ingersoll-Rand PLC	1,100,000	71,434,000
Lockheed Martin Corp.	500,000	63,775,000
Northrop Grumman Corp.	1,100,000	104,786,000
Pall Corp.	1,000,000	77,040,000
Precision Castparts Corp.	250,000	56,810,000
Raytheon Co.	600,000	46,242,000
Rockwell Collins Inc.	350,000	23,751,000
Textron Inc.	1,600,000	44,176,000
United Technologies Corp.	900,000	97,038,000
W.W. Grainger Inc.	550,000	143,940,500
		1,440,786,838
Commercial & Professional Services 2.1%		
Dun & Bradstreet Corp.	400,000	41,540,000
Equifax Inc.	500,000	29,925,000
[a]IHS Inc., A	450,000	51,381,000
Robert Half International Inc.	150,000	5,854,500
[a]Stericycle Inc.	200,000	23,080,000
[a]Verisk Analytics Inc., A	300,000	19,488,000
		171,268,500
Consumer Durables & Apparel 2.0%		
NIKE Inc., B	900,000	65,376,000
VF Corp.	500,000	99,525,000
		164,901,000

Annual Report | 73

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Consumer Services 0.7%		
Carnival Corp.	1,200,000	$ 39,168,000
Interval Leisure Group Inc.	60,020	1,418,273
Starwood Hotels & Resorts Worldwide Inc.	250,000	16,612,500
		57,198,773
Diversified Financials 2.7%		
American Express Co.	600,000	45,312,000
[a] Berkshire Hathaway Inc., A	184	31,355,440
BlackRock Inc.	208,000	56,288,960
JPMorgan Chase & Co.	600,000	31,014,000
T. Rowe Price Group Inc.	900,000	64,737,000
		228,707,400
Energy 3.9%		
Anadarko Petroleum Corp.	675,000	62,768,250
BP PLC, ADR (United Kingdom)	353,542	14,859,370
ConocoPhillips	35,000	2,432,850
Devon Energy Corp.	320,000	18,483,200
Exxon Mobil Corp.	70,000	6,022,800
[a] FMC Technologies Inc.	625,000	34,637,500
Halliburton Co.	850,000	40,927,500
National Oilwell Varco Inc.	650,000	50,771,500
Occidental Petroleum Corp.	300,000	28,062,000
Phillips 66	17,500	1,011,850
Royal Dutch Shell PLC, A, ADR (United Kingdom)	280,000	18,390,400
Schlumberger Ltd.	550,000	48,598,000
Transocean Ltd.	15,222	677,379
		327,642,599
Food & Staples Retailing 0.4%		
CVS Caremark Corp.	600,000	34,050,000
Food, Beverage & Tobacco 1.9%		
Bunge Ltd.	250,000	18,977,500
Mead Johnson Nutrition Co., A	800,000	59,408,000
[a] Monster Beverage Corp.	900,000	47,025,000
PepsiCo Inc.	450,000	35,775,000
		161,185,500
Health Care Equipment & Services 5.9%		
Abbott Laboratories	400,000	13,276,000
Aetna Inc.	400,000	25,608,000
[a] Allscripts Healthcare Solutions Inc.	1,100,000	16,357,000
Baxter International Inc.	400,000	26,276,000
Cardinal Health Inc.	300,000	15,645,000
[a] CareFusion Corp.	1,000,000	36,900,000
Covidien PLC	425,000	25,899,500
[a] Edwards Lifesciences Corp.	200,000	13,926,000
[a] Express Scripts Holding Co.	361,648	22,342,613

74 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care Equipment & Services (continued)		
[a]Haemonetics Corp.	1,000,000	$ 39,880,000
[a]Henry Schein Inc.	350,000	36,295,000
Hill-Rom Holdings Inc.	300,000	10,749,000
[a]Intuitive Surgical Inc.	150,000	56,440,500
Medtronic Inc.	60,000	3,195,000
Quest Diagnostics Inc.	800,000	49,432,000
Stryker Corp.	400,000	27,036,000
Teleflex Inc.	500,000	41,140,000
[a]Varian Medical Systems Inc.	300,000	22,419,000
Zimmer Holdings Inc.	100,000	8,214,000
		491,030,613
Household & Personal Products 0.3%		
The Procter & Gamble Co.	335,000	25,322,650
Insurance 0.4%		
Aflac Inc.	600,000	37,194,000
Materials 5.6%		
Air Products and Chemicals Inc.	500,000	53,285,000
Avery Dennison Corp.	462,000	20,106,240
Celanese Corp., A	1,200,000	63,348,000
Cytec Industries Inc.	800,000	65,088,000
Ecolab Inc.	650,000	64,194,000
Freeport-McMoRan Copper & Gold Inc., B	1,200,000	39,696,000
Martin Marietta Materials Inc.	225,000	22,088,250
Newcrest Mining Ltd. (Australia)	1,000,000	10,914,930
Praxair Inc.	500,000	60,105,000
Sigma-Aldrich Corp.	800,000	68,240,000
		467,065,420
Media 1.9%		
[a]Live Nation Entertainment Inc.	88,491	1,641,508
The Walt Disney Co.	1,687,290	108,813,332
Washington Post Co., B	80,000	48,908,000
		159,362,840
Pharmaceuticals, Biotechnology & Life Sciences 13.1%		
AbbVie Inc.	400,000	17,892,000
Agilent Technologies Inc.	1,300,000	66,625,000
Allergan Inc.	950,000	85,927,500
Amgen Inc.	1,000,000	111,940,000
[a]Biogen Idec Inc.	500,000	120,380,000
[a]Celgene Corp.	390,000	60,032,700
[a]Covance Inc.	200,000	17,292,000
Eli Lilly & Co.	500,000	25,165,000
[a]Gilead Sciences Inc.	600,000	37,704,000
[a]Hospira Inc.	1,250,000	49,025,000
[a]Illumina Inc.	400,000	32,332,000
Johnson & Johnson	1,200,100	104,036,669

Annual Report | 75

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Pharmaceuticals, Biotechnology & Life Sciences (continued)		
Merck & Co. Inc.	1,000,000	$ 47,610,000
[a]Mettler-Toledo International Inc.	425,000	102,038,250
Pfizer Inc.	2,761,000	79,268,310
Roche Holding AG, ADR (Switzerland)	750,000	50,647,500
Teva Pharmaceutical Industries Ltd., ADR (Israel)	600,000	22,668,000
[a]Waters Corp.	575,000	61,070,750
		1,091,654,679
Real Estate 0.6%		
American Tower Corp.	715,000	53,002,950
Retailing 1.4%		
[a]Amazon.com Inc.	275,000	85,976,000
Expedia Inc.	200,000	10,358,000
HSN Inc.	100,000	5,362,000
[a]TripAdvisor Inc.	200,000	15,168,000
		116,864,000
Semiconductors & Semiconductor Equipment 0.5%		
Intel Corp.	1,100,000	25,212,000
[a]SunPower Corp.	133,873	3,502,118
Texas Instruments Inc.	250,000	10,067,500
		38,781,618
Software & Services 10.9%		
[a]Autodesk Inc.	800,000	32,936,000
Automatic Data Processing Inc.	700,000	50,666,000
[a]Check Point Software Technologies Ltd. (Israel)	525,000	29,694,000
[a]Citrix Systems Inc.	275,000	19,417,750
Computer Sciences Corp.	1,400,000	72,436,000
[a]Facebook Inc., A	400,000	20,096,000
[a]Fortinet Inc.	1,500,000	30,390,000
[a]Google Inc., A	150,000	131,386,500
IAC/InterActiveCorp	300,000	16,401,000
[a]Informatica Corp.	800,000	31,176,000
International Business Machines Corp.	600,000	111,108,000
Intuit Inc.	1,000,000	66,310,000
MasterCard Inc., A	100,000	67,278,000
Microsoft Corp.	1,300,000	43,303,000
Oracle Corp.	2,300,000	76,291,000
Visa Inc., A	300,000	57,330,000
[a]Yahoo! Inc.	1,700,000	56,372,000
		912,591,250
Technology Hardware & Equipment 7.5%		
Apple Inc.	575,000	274,131,250
[a,b]Blackberry Ltd. (Canada)	450,000	3,577,500
Cisco Systems Inc.	2,945,000	68,971,900
EMC Corp.	2,700,000	69,012,000
Hewlett-Packard Co.	1,156,250	24,258,125

76 | Annual Report

Annual Report | 77

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Growth Fund	Principal Amount	Value
Short Term Investments (continued)		
Repurchase Agreements (Cost $511,952,733) 6.1%		
[d]Joint Repurchase Agreement, 0.044%, 10/01/13 (Maturity Value $511,953,356)	$511,952,733	$ 511,952,733
BNP Paribas Securities Corp. (Maturity Value $40,792,443)		
Credit Suisse Securities (USA) LLC (Maturity Value $101,975,989)		
Deutsche Bank Securities Inc. (Maturity Value $69,374,799)		
HSBC Securities (USA) Inc. (Maturity Value $171,320,072)		
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $79,542,193)		
Morgan Stanley & Co. LLC (Maturity Value $48,947,860)		
Collateralized by U.S. Government Agency Securities, 0.00% - 5.50%, 10/15/13 - 9/17/18; U.S. Government Agency Securities, Strips, 6/01/17; [e]U.S. Treasury Bills, 5/01/14; U.S. Treasury Bonds, 7.25% - 10.625%, 8/15/15 - 5/15/17; U.S. Treasury Bonds, Index Linked, 0.125%, 4/15/17; U.S. Treasury Notes, 0.25% - 5.125%, 11/15/13 - 2/29/20; and U.S. Treasury Notes, Index Linked, 0.50% - 2.625%, 1/15/15 - 1/15/18 (valued at $522,270,652)		
	Shares	
[f]**Investments from Cash Collateral Received for Loaned Securities 0.1%**		
Money Market Funds (Cost $4,396,232) 0.1%		
[g]BNY Mellon Overnight Government Fund, 0.032%	4,396,232	4,396,232
Total Investments (Cost $4,507,955,600) 100.1%		8,366,752,995
Other Assets, less Liabilities (0.1)%		(10,754,710)
Net Assets 100.0%		$8,355,998,285

See Abbreviations on page 154.

[a]Non-income producing.
[b]A portion or all of the security is on loan at September 30, 2013. See Note 1(g).
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(c) regarding joint repurchase agreement.
[e]The security is traded on a discount basis with no stated coupon rate.
[f]See Note 1(g) regarding securities on loan.
[g]The rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

82 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 83

Franklin Custodian Funds

Statement of Investments, September 30, 2013

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 46.4%			
Consumer Discretionary 0.2%			
[a,b,c]Dex Media Inc.	United States	2,048,551	$ 16,654,719
[a]General Motors Co., wts., 7/10/16	United States	2,497,592	65,986,381
[a]General Motors Co., wts., 7/10/19	United States	2,497,592	46,455,211
McDonald's Corp.	United States	650,000	62,536,500
[a]Motors Liquidation Co., Escrow Account	United States	400,000,000	40,000
[a,d]SuperMedia Inc., Litigation Trust	United States	30,326,101	—
			191,672,811
Consumer Staples 1.4%			
The Coca-Cola Co.	United States	11,000,000	416,680,000
PepsiCo Inc.	United States	7,500,000	596,250,000
Safeway Inc.	United States	4,403,000	140,851,970
			1,153,781,970
Energy 8.0%			
BP PLC, ADR	United Kingdom	30,000,000	1,260,900,000
[a,b]Callon Petroleum Co.	United States	2,957,000	16,174,790
Canadian Oil Sands Ltd.	Canada	20,341,500	394,133,223
Chevron Corp.	United States	7,000,000	850,500,000
Exxon Mobil Corp.	United States	5,000,000	430,200,000
Peabody Energy Corp.	United States	2,413,000	41,624,250
Royal Dutch Shell PLC, A, ADR	United Kingdom	27,000,000	1,773,360,000
Spectra Energy Corp.	United States	10,000,000	342,300,000
Total SA, B, ADR	France	11,980,000	693,881,600
Transocean Ltd.	United States	7,000,000	311,500,000
The Williams Cos. Inc.	United States	4,000,000	145,440,000
Woodside Petroleum Ltd.	Australia	4,000,000	142,957,590
			6,402,971,453
Financials 4.4%			
Banco Santander SA	Spain	19,020,808	155,102,837
Barclays PLC	United Kingdom	30,000,000	128,973,851
Commonwealth Bank of Australia	Australia	3,500,000	232,511,321
Digital Realty Trust Inc.	United States	2,500,000	132,750,000
HSBC Holdings PLC (HKD Traded)	United Kingdom	40,000,000	433,385,162
JPMorgan Chase & Co.	United States	19,253,800	995,228,922
MetLife Inc.	United States	2,126,250	99,827,437
QBE Insurance Group Ltd.	Australia	2,226,312	30,468,510
Royal Bank of Canada	Canada	4,500,000	288,307,528
Wells Fargo & Co.	United States	25,000,000	1,033,000,000
Westfield Retail Trust	Australia	10,000,000	27,707,129
			3,557,262,697
Health Care 5.8%			
Eli Lilly & Co.	United States	2,933,300	147,632,989
Johnson & Johnson	United States	7,000,000	606,830,000
Merck & Co. Inc.	United States	35,000,000	1,666,350,000
Pfizer Inc.	United States	30,000,000	861,300,000
Roche Holding AG	Switzerland	3,200,000	863,028,695
Sanofi, ADR	France	10,000,000	506,300,000
			4,651,441,684

84 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Industrials 3.6%			
Caterpillar Inc.	United States	561,862	$ 46,842,435
[a,b]CEVA Holdings LLC	United Kingdom	91,371	77,665,401
Deere & Co.	United States	2,000,000	162,780,000
General Electric Co.	United States	50,000,000	1,194,500,000
Lockheed Martin Corp.	United States	3,500,000	446,425,000
Raytheon Co.	United States	3,000,000	231,210,000
Republic Services Inc.	United States	8,186,000	273,084,960
Waste Management Inc.	United States	10,694,000	441,020,560
			2,873,528,356
Information Technology 1.5%			
Cisco Systems Inc.	United States	3,000,000	70,260,000
EMC Corp.	United States	8,000,000	204,480,000
Intel Corp.	United States	34,025,000	779,853,000
QUALCOMM Inc.	United States	2,000,000	134,720,000
[a]VeriFone Systems Inc.	United States	1,566,000	35,798,760
			1,225,111,760
Materials 8.0%			
[b]Agrium Inc.	Canada	7,500,000	630,225,000
AngloGold Ashanti Ltd., ADR	South Africa	6,149,813	81,669,517
Barrick Gold Corp.	Canada	6,017,292	112,041,977
BHP Billiton PLC	United Kingdom	30,000,000	883,986,263
The Dow Chemical Co.	United States	26,850,000	1,031,040,000
E. I. du Pont de Nemours and Co.	United States	10,000,000	585,600,000
Freeport-McMoRan Copper & Gold Inc., B	United States	9,512,446	314,671,714
Goldcorp Inc.	Canada	13,000,000	338,130,000
LyondellBasell Industries NV, A	United States	12,373,100	906,082,113
The Mosaic Co.	United States	2,500,000	107,550,000
Newmont Mining Corp.	United States	16,166,000	454,264,600
Nucor Corp.	United States	1,984,225	97,266,709
Potash Corp. of Saskatchewan Inc.	Canada	2,500,000	78,200,000
Rio Tinto PLC, ADR	United Kingdom	16,000,000	780,160,000
			6,400,887,893
Telecommunication Services 1.7%			
AT&T Inc.	United States	22,000,000	744,040,000
BCE Inc.	Canada	4,250,000	181,609,474
Telstra Corp. Ltd.	Australia	30,000,000	139,095,384
Telus Corp.	Canada	3,000,000	99,422,414
Vivendi SA	France	490,838	11,290,999
Vodafone Group PLC	United Kingdom	58,001,500	202,785,048
			1,378,243,319
Utilities 11.8%			
AGL Resources Inc.	United States	2,000,000	92,060,000
Ameren Corp.	United States	2,500,000	87,100,000
American Electric Power Co. Inc.	United States	8,500,000	368,475,000
Dominion Resources Inc.	United States	8,000,000	499,840,000
DTE Energy Co.	United States	500,000	32,990,000

Annual Report | 85

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Utilities (continued)			
Duke Energy Corp.	United States	14,000,000	$ 934,920,000
[a,b,d] Dynegy Holdings Inc., Escrow Account	United States	1,024,235,000	—
[a,b,c] Dynegy Inc.	United States	25,058,906	484,138,064
[a,b,c] Dynegy Inc., wts., 10/02/17	United States	1,143,273	1,543,418
[a,b,d] Dynegy Roseton Danskammer Pass Through Trust, Escrow Account	United States	40,000,000	—
Edison International	United States	6,000,000	276,360,000
Entergy Corp.	United States	8,000,000	505,520,000
Exelon Corp.	United States	33,000,000	978,120,000
FirstEnergy Corp.	United States	9,700,000	353,565,000
NextEra Energy Inc.	United States	4,000,000	320,640,000
Northeast Utilities	United States	500,000	20,625,000
Pepco Holdings Inc.	United States	6,000,000	110,760,000
PG&E Corp.	United States	22,250,000	910,470,000
Pinnacle West Capital Corp.	United States	4,500,000	246,330,000
PPL Corp.	United States	18,000,000	546,840,000
Public Service Enterprise Group Inc.	United States	18,000,000	592,740,000
Sempra Energy	United States	8,200,000	701,920,000
The Southern Co.	United States	17,250,000	710,355,000
TECO Energy Inc.	United States	7,000,000	115,780,000
Xcel Energy Inc.	United States	23,000,000	635,030,000
			9,526,121,482
Total Common Stocks and Other Equity Interests (Cost $33,771,562,088)			37,361,023,425
[e] **Equity-Linked Securities 12.1%**			
Consumer Discretionary 1.0%			
Credit Suisse New York into General Motor Co., 7.00%	United States	7,530,000	238,614,405
Credit Suisse New York into Johnson Controls Inc., 7.50%	United States	3,200,000	114,860,480
[f] Deutsche Bank AG into Ford Motor Co., 8.00%, 144A	United States	19,236,000	283,871,423
[f] Wells Fargo & Co. into Ford Motor Co., 8.00%, 144A	United States	12,200,000	187,379,800
			824,726,108
Consumer Staples 0.4%			
[f] Barclays Bank PLC into Safeway Inc., 8.00%, 144A	United States	3,600,000	104,906,160
[f] The Goldman Sachs Group Inc. into Safeway Inc., 9.50%, 144A	United States	5,640,000	142,098,108
[f,g] The Goldman Sachs Group Inc. into Safeway Inc., 7.00%, 144A	United States	3,100,000	98,669,280
			345,673,548
Energy 3.6%			
[f] Bank of America Corp. into Bakers Hughes Inc., 8.15%, 144A	United States	3,950,000	185,860,140
[f] Bank of America Corp. into Halliburton Co., 7.00%, 144A	United States	2,326,000	98,203,022
[f] Bank of America Corp. into Schlumberger Ltd., 6.00%, 144A	United States	1,850,000	155,229,615
[f] Bank of America Corp. into Schlumberger Ltd., 6.00%, 144A	United States	1,900,000	167,493,360

86 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
ᵉEquity-Linked Securities (continued)			
Energy (continued)			
ᶠBarclays Bank PLC into Alpha Natural Resources Inc., 12.50%, 144A	United States	11,000,000	$ 72,746,410
ᶠBarclays Bank PLC into Peabody Energy Corp., 10.00%, 144A	United States	4,750,000	88,462,575
ᶠBarclays Bank PLC into Weatherford International Ltd., 9.00%, 144A	United States	9,957,000	136,728,528
ᶠCitigroup Inc. into Halliburton Co., 6.50%, 144A	United States	2,550,000	111,780,270
ᶠCredit Suisse New York into Anadarko Petroleum Corp., 7.00%, 144A	United States	1,160,000	105,771,236
Credit Suisse New York into Chesapeake Energy Corp., 8.00%	United States	7,332,000	177,108,859
Credit Suisse New York into Chesapeake Energy Corp., 8.50%	United States	6,390,000	157,393,368
ᶠDeutsche Bank AG into Alpha Natural Resources Inc., 15.00%, 144A	United States	12,300,000	76,384,722
ᶠDeutsche Bank AG into Chesapeake Energy Corp., 10.00%, 144A	United States	5,728,000	134,110,810
ᶠDeutsche Bank AG into Devon Energy Corp., 6.00%, 144A	United States	1,600,000	93,677,920
ᶠDeutsche Bank AG into Peabody Energy Corp., 12.50%, 144A	United States	3,000,000	53,386,800
ᶠDeutsche Bank AG into Peabody Energy Corp., 9.50%, 144A	United States	4,695,000	85,194,531
ᶠDeutsche Bank AG into Schlumberger Ltd., 6.50%, 144A	United States	1,395,000	114,586,835
ᶠThe Goldman Sachs Group Inc. into Devon Energy Corp., 6.50%, 144A	United States	1,730,000	100,408,681
ᶠJPMorgan Chase & Co. into Halliburton Co., 6.50%, 144A	United States	5,900,000	269,213,460
ᶠJPMorgan Chase & Co. into The Williams Cos. Inc., 7.50%, 144A	United States	2,763,000	101,247,372
ᶠJPMorgan Chase & Co. into The Williams Cos. Inc., 7.50%, 144A	United States	4,420,000	162,417,320
ᶠRoyal Bank of Canada into Devon Energy Corp., 7.00%, 144A	United States	1,725,000	100,157,295
ᶠWells Fargo & Co. into Baker Hughes Inc., 6.50%, 144A	United States	3,600,000	175,817,160
			2,923,380,289
Financials 1.7%			
ᶠCitigroup Inc. into Bank of America Corp., 7.00%, 144A	United States	19,600,000	266,107,240
ᶠThe Goldman Sachs Group Inc. into Bank of America Corp., 9.00%, 144A	United States	28,900,000	319,431,700
ᶠThe Goldman Sachs Group Inc. into Bank of America Corp., 9.00%, 144A	United States	21,186,000	283,763,165
ᶠJPMorgan Chase & Co. into Citigroup Inc., 8.00%, 144A	United States	6,650,000	287,170,275
ᶠMorgan Stanley into Bank of America Corp., 6.50%, 144A	United States	8,015,000	115,610,765
ᶠRoyal Bank of Canada into Bank of America Corp., 7.00%, 144A	United States	8,278,000	113,424,328
			1,385,507,473

Annual Report | 87

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Equity-Linked Securities (continued)			
Industrials 0.3%			
f Barclays Bank PLC into Caterpillar Inc., 6.50%, 144A	United States	1,454,000	$ 122,005,576
f Credit Suisse New York into Deere & Co., 6.50%, 144A	United States	1,650,000	137,334,945
			259,340,521
Information Technology 3.0%			
f Bank of America Corp. into Intel Corp., 8.00%, 144A	United States	11,782,000	264,168,935
f Bank of America Corp. into Lam Research Corp., 7.00%, 144A	United States	1,695,000	67,499,985
f Barclays Bank PLC into Apple Inc., 8.50%, 144A	United States	312,000	141,036,792
f Barclays Bank PLC into Broadcom Corp., 6.50%, 144A	United States	4,000,000	108,701,200
f Citigroup Inc. into Apple Inc., 7.50%, 144A	United States	187,500	88,628,250
f Citigroup Inc. into Intel Corp., 7.50%, 144A	United States	9,250,000	214,289,200
Credit Suisse New York into Broadcom Corp., 8.10%	United States	1,950,000	51,739,545
Credit Suisse New York into Cisco Systems Inc., 7.50%	United States	7,360,000	168,721,376
Credit Suisse New York into Corning Inc., 9.00%	United States	5,000,000	73,442,500
f Deutsche Bank AG into QUALCOMM Inc., 6.50%, 144A	United States	1,608,000	102,239,052
f The Goldman Sachs Group Inc. into Apple Inc., 9.00%, 144A	United States	120,000	58,457,100
f Morgan Stanley into Apple Inc., 7.00%, 144A	United States	140,000	65,473,660
f Morgan Stanley into Cisco Systems Inc., 7.50%, 144A	United States	8,018,000	197,483,340
f Morgan Stanley into Intel Corp., 7.50%, 144A	United States	10,540,000	245,433,386
f Wells Fargo & Co. into Apple Inc., 9.00%, 144A	United States	373,000	169,041,362
f Wells Fargo & Co. into Texas Instruments Inc., 6.50%, 144A	United States	3,435,000	135,039,468
f Wells Fargo & Co. into Texas Instruments Inc., 6.50%, 144A	United States	2,540,000	102,218,998
f Wells Fargo & Co. into Texas Instruments Inc., 7.00%, 144A	United States	3,225,000	112,950,465
			2,366,564,614
Materials 1.9%			
f Bank of America Corp. into Freeport-McMoRan Copper & Gold Inc., 9.00%, 144A	United States	2,800,000	95,089,120
f Barclays Bank PLC into Barrick Gold Corp., 10.00%, 144A	Canada	5,220,000	100,448,460
f Barclays Bank PLC into The Mosaic Co., 7.50%, 144A	United States	1,600,000	72,417,920
f Citigroup Inc. into Rio Tinto PLC, 8.50%, 144A	United Kingdom	5,529,000	268,186,357
Credit Suisse New York into The Dow Chemical Co., 8.50%	United States	3,300,000	116,524,650
f Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 8.00%, 144A	United States	3,200,000	105,141,760
f Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	4,000,000	135,598,800
f The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 8.00%, 144A	United States	1,500,000	104,003,250
f JPMorgan Chase & Co. into Barrick Gold Corp., 10.00%, 144A	Canada	5,123,000	100,286,823
f JPMorgan Chase & Co. into Nucor Corp., 7.50%, 144A	United States	2,400,000	109,462,560
f Morgan Stanley into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	3,515,000	113,181,242
f Royal Bank of Canada into LyondellBasell Industries NV, 8.50%, 144A	United States	1,613,000	113,575,362

88 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
[e]**Equity-Linked Securities (continued)**			
Materials (continued)			
[f]Wells Fargo & Co. into Barrick Gold Corp., 7.50%, 144A	Canada	3,100,000	$ 61,421,540
[f]Wells Fargo & Co. into Walter Energy Inc., 12.50%, 144A	United States	2,115,000	34,516,589
			1,529,854,433
Telecommunication Services 0.2%			
[f]The Goldman Sachs Group Inc. into Vivendi SA, 9.00%, 144A	France	6,120,000	105,240,744
Total Equity-Linked Securities (Cost $9,313,548,594)			9,740,287,730
Convertible Preferred Stocks 3.4%			
Consumer Discretionary 0.2%			
General Motors Co., 4.75%, cvt. pfd., B	United States	3,250,000	162,987,500
Energy 0.7%			
[f]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	165,500	184,628,490
[f]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	100,000	112,587,500
Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	75,000	72,393,750
[f]Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	1,200,000	82,032,000
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	800,000	80,173,280
			531,815,020
Financials 2.0%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	714,118	771,247,440
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	4,700	88,125,000
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	3,050,000	73,718,500
MetLife Inc., 5.00%, cvt. pfd.	United States	3,750,000	107,475,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	515,000	586,811,600
			1,627,377,540
Industrials 0.1%			
[a,b]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	2,897	2,752,388
[a,b]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	112,565	95,680,318
			98,432,706
Materials 0.0%[†]			
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	1,120,000	24,239,600
Utilities 0.4%			
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	1,490,000	79,476,600
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	1,490,000	79,640,500
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	2,000,000	111,202,000
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	956,500	52,263,160
NextEra Energy Inc., 5.779%, cvt. pfd.	United States	100,000	4,840,000
			327,422,260
Total Convertible Preferred Stocks (Cost $2,717,027,079)			2,772,274,626
Preferred Stocks 0.8%			
Consumer Discretionary 0.0%[†]			
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	110,000

Annual Report | 89

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Preferred Stocks (continued)			
Financials 0.8%			
[f]Ally Financial Inc., 7.00%, pfd., 144A	United States	267,636	$ 255,742,925
Ally Financial Inc., 8.50%, pfd., A	United States	1,200,000	32,136,000
Citigroup Capital XIII, 8.75%, pfd.	United States	1,870,000	51,368,900
[a]Fannie Mae, 6.75%, pfd.	United States	3,000,000	15,060,000
[a]Fannie Mae, 8.25%, pfd.	United States	11,784,000	68,818,560
[a]Fannie Mae, 7.625%, pfd., R	United States	2,399,400	12,476,880
[a]Freddie Mac, 8.375%, pfd., Z	United States	16,608,000	97,156,800
GMAC Capital Trust I, 8.125%, pfd.	United States	4,550,000	121,712,500
			654,472,565
Total Preferred Stocks (Cost $1,119,951,866)			654,582,565
		Principal Amount*	
Convertible Bonds 0.7%			
Consumer Discretionary 0.4%			
[f]Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	220,000,000 EUR	329,811,809
Energy 0.1%			
Peabody Energy Corp., cvt., junior sub. bond, 4.75%, 12/15/66	United States	60,000,000	48,450,000
Industrials 0.1%			
[f]Meritor Inc., cvt., senior bond, 144A, 7.875%, 3/01/26	United States	50,000,000	62,968,750
Materials 0.1%			
Cemex SAB de CV, cvt., sub. note,			
3.25%, 3/15/16	Mexico	23,610,000	30,133,207
3.75%, 3/15/18	Mexico	37,300,000	48,545,316
Molycorp Inc., senior note, cvt., 6.00%, 9/01/17	United States	60,000,000	47,737,500
			126,416,023
Total Convertible Bonds (Cost $483,964,072)			567,646,582
Corporate Bonds 29.8%			
Consumer Discretionary 5.3%			
[f]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	77,900,000	87,248,000
Cablevision Systems Corp., senior note,			
8.625%, 9/15/17	United States	100,000,000	115,250,000
7.75%, 4/15/18	United States	120,000,000	135,000,000
Caesars Entertainment Operating Co. Inc.,			
first lien, 9.00%, 2/15/20	United States	172,750,000	163,248,750
senior secured note, 8.50%, 2/15/20	United States	63,700,000	58,803,063
senior secured note, first lien, 9.00%, 2/15/20	United States	80,000,000	75,600,000
CCO Holdings LLC/CCO Holdings Capital Corp.,			
senior bond, 5.75%, 1/15/24	United States	75,000,000	71,062,500
senior note, 7.00%, 1/15/19	United States	65,000,000	68,981,250
senior note, 7.375%, 6/01/20	United States	60,000,000	65,100,000
senior note, 6.50%, 4/30/21	United States	94,500,000	96,862,500
senior note, 5.125%, 2/15/23	United States	55,000,000	50,737,500

90 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Discretionary (continued)			
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,			
8.00%, 6/15/19	United States	210,000,000	$ 233,100,000
8.25%, 6/15/21	United States	117,200,000	131,850,000
CityCenter Holdings/Finance, senior secured note, 7.625%, 1/15/16	United States	30,600,000	32,206,500
Clear Channel Communications Inc.,			
first lien, 11.25%, 3/01/21	United States	50,000,000	51,875,000
senior note, 10.75%, 8/01/16	United States	75,800,000	68,409,500
senior note, 9.00%, 3/01/21	United States	339,775,000	330,431,187
senior secured note, first lien, 9.00%, 12/15/19	United States	225,000,000	221,625,000
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	142,500,000	147,843,750
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	120,000,000	133,500,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	12,800,000	13,760,000
Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	55,000,000	57,337,500
[b,h] Dex Media Inc., senior sub. note, PIK, 7.00%, 1/29/17	United States	38,640,842	25,889,364
DISH DBS Corp.,			
senior bond, 5.00%, 3/15/23	United States	150,000,000	139,875,000
senior note, 5.875%, 7/15/22	United States	100,000,000	99,000,000
The Goodyear Tire & Rubber Co., senior note,			
8.25%, 8/15/20	United States	101,800,000	114,270,500
6.50%, 3/01/21	United States	62,900,000	64,787,000
Harrah's Operating Co. Inc.,			
secured note, 12.75%, 4/15/18	United States	25,000,000	15,625,000
senior secured note, 11.25%, 6/01/17	United States	150,000,000	152,625,000
[f] HD Supply Inc., senior note, 144A, 7.50%, 7/15/20	United States	60,000,000	62,325,000
International Game Technology, senior bond, 5.35%, 10/15/23	United States	30,000,000	30,718,080
[f] Jaguar Land Rover PLC,			
144A, 8.125%, 5/15/21	United Kingdom	20,000,000	22,499,200
senior note, 144A, 8.25%, 3/15/20	United Kingdom	40,000,000 GBP	72,158,014
KB Home,			
senior bond, 7.50%, 9/15/22	United States	35,000,000	36,575,000
senior note, 6.25%, 6/15/15	United States	28,900,000	30,742,375
senior note, 9.10%, 9/15/17	United States	49,000,000	56,717,500
senior note, 7.25%, 6/15/18	United States	70,500,000	76,228,125
senior note, 8.00%, 3/15/20	United States	20,000,000	21,700,000
[f] Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	25,000,000	27,125,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	25,200,000	27,279,000
10.00%, 11/01/16	United States	90,000,000	107,550,000
11.375%, 3/01/18	United States	15,000,000	19,162,500
8.625%, 2/01/19	United States	44,800,000	51,744,000
6.75%, 10/01/20	United States	27,450,000	28,891,125
7.75%, 3/15/22	United States	80,000,000	87,100,000
[f,h] New Academy Finance Co. LLC/Corp., senior note, 144A, PIK, 8.00%, 6/15/18	United States	20,000,000	20,600,000

Annual Report | 91

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Discretionary (continued)			
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	93,200,000	$ 102,986,000
[f]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	16,950,540 EUR	24,163,469
[f]Univision Communications Inc.,			
senior note, 144A, 8.50%, 5/15/21	United States	65,000,000	71,500,000
senior secured note, 144A, 6.875%, 5/15/19	United States	80,000,000	86,000,000
senior secured note, 144A, 5.125%, 5/15/23	United States	75,000,000	72,187,500
[f]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	56,000,000	59,640,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	51,066,000	47,746,710
[f]Wynn Las Vegas LLC/Capital Corp., senior bond, 144A, 4.25%, 5/30/23	United States	10,000,000	9,187,500
			4,274,429,962
Consumer Staples 1.0%			
[f]Alliance One International Inc., secured note, second lien, 144A, 9.875%, 7/15/21	United States	60,000,000	56,700,000
[f]Boparan Finance PLC, senior note, 144A,			
9.75%, 4/30/18	United Kingdom	55,950,000 EUR	83,538,822
9.875%, 4/30/18	United Kingdom	20,000,000 GBP	35,735,012
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	55,600,000	63,245,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	34,000,000	35,445,000
[f]ESAL GmbH, senior note, 144A, 6.25%, 2/05/23	Brazil	50,000,000	44,218,750
[f]Innovation Ventures LLC/Finance Corp., secured note, 144A, 9.50%, 8/15/19	United States	25,000,000	23,156,250
[f]JBS USA LLC/Finance Inc., senior note, 144A,			
8.25%, 2/01/20	United States	50,100,000	53,043,375
7.25%, 6/01/21	United States	88,500,000	89,385,000
7.25%, 6/01/21	United States	59,600,000	59,302,000
[f]Spectrum Brands Escrow Corp., senior note, 144A, 6.625%, 11/15/22	United States	15,000,000	15,600,000
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	120,000,000	132,000,000
U.S. Foods Inc., 8.50%, 6/30/19	United States	80,000,000	84,700,000
			776,069,209
Energy 6.5%			
Access Midstream Partner LP/ACMP Finance Corp., senior note, 4.875%, 5/15/23	United States	51,000,000	48,195,000
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	43,000,000	36,120,000
6.25%, 6/01/21	United States	110,000,000	90,750,000
Antero Resources Finance Corp., senior note,			
9.375%, 12/01/17	United States	80,000,000	85,000,000
7.25%, 8/01/19	United States	33,100,000	35,086,000
Arch Coal Inc., senior note,			
[i]8.75%, 8/01/16	United States	54,615,000	54,888,075
[i]7.00%, 6/15/19	United States	111,000,000	87,135,000
7.25%, 6/15/21	United States	150,000,000	114,375,000

92 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
[f]Atlas Resource Escrow Co., senior note, 144A, 9.25%, 8/15/21	United States	35,000,000	$ 35,525,000
[i]ATP Oil & Gas Corp., senior secured note, 11.875%, 5/01/15	United States	50,000,000	343,750
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	37,000,000	35,982,500
[b]Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	55,135,500	56,858,484
Carrizo Oil & Gas Inc., senior note,			
8.625%, 10/15/18	United States	44,800,000	49,056,000
7.50%, 9/15/20	United States	21,300,000	22,684,500
CGG, senior note, 6.50%, 6/01/21	France	75,000,000	76,875,000
Chaparral Energy Inc., senior note, 7.625%, 11/15/22	United States	35,400,000	36,108,000
CHC Helicopter SA,			
senior note, 9.375%, 6/01/21	Canada	52,400,000	52,400,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	145,000,000	155,421,875
Chesapeake Energy Corp., senior note,			
6.50%, 8/15/17	United States	118,000,000	130,685,000
7.25%, 12/15/18	United States	188,065,000	213,923,938
6.875%, 11/15/20	United States	30,500,000	33,092,500
5.375%, 6/15/21	United States	50,000,000	50,125,000
5.75%, 3/15/23	United States	203,150,000	204,673,625
[f]Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	75,000,000	75,000,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	55,850,000	60,178,375
[f]Diamondback Energy Inc., senior note, 144A, 7.625%, 10/01/21	United States	30,000,000	30,750,000
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	123,000,000	126,344,247
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	90,075,000	100,433,625
EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	35,000,000	39,462,500
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000	50,173,000
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	115,119,000	121,306,646
Forest Oil Corp., senior note, 7.25%, 6/15/19	United States	36,075,000	36,255,375
[f]Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	35,000,000	36,312,500
Halcon Resources Corp., senior note,			
9.75%, 7/15/20	United States	100,000,000	106,250,000
8.875%, 5/15/21	United States	22,000,000	22,660,000
[f]144A, 9.25%, 2/15/22	United States	63,100,000	65,781,750
[f]Hercules Offshore Inc., senior note, 144A, 8.75%, 7/15/21	United States	35,000,000	37,275,000
[f]Lightstream Resources Ltd., senior note, 144A, 8.625%, 2/01/20	Canada	30,000,000	29,250,000
Linn Energy LLC/Finance Corp., senior note,			
6.50%, 5/15/19	United States	5,000,000	4,825,000
8.625%, 4/15/20	United States	72,500,000	75,309,375
7.75%, 2/01/21	United States	75,000,000	75,750,000
[f]144A, 6.25%, 11/01/19	United States	68,000,000	64,430,000
[f]Magnum Hunter Resources Corp., senior note, 144A, 9.75%, 5/15/20	United States	60,000,000	62,400,000
[f]MEG Energy Corp., senior bond, 144A, 7.00%, 3/31/24	Canada	80,000,000	80,600,000

Annual Report | 93

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
[f]Midstates Petroleum Co. Inc./LLC, senior note, 144A,			
10.75%, 10/01/20	United States	55,000,000	$ 58,025,000
9.25%, 6/01/21	United States	38,100,000	37,814,250
NFR Energy LLC/NFR Finance Corp., 9.75%, 2/15/17	United States	25,000,000	25,250,000
Offshore Group Investment Ltd.,			
senior bond, first lien, 7.125%, 4/01/23	United States	32,100,000	31,458,000
senior secured note, first lien, 7.50%, 11/01/19	United States	134,150,000	141,779,781
Peabody Energy Corp., senior note,			
6.00%, 11/15/18	United States	100,000,000	100,250,000
6.25%, 11/15/21	United States	165,000,000	160,875,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	150,700,000	153,714,000
[f]Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 144A, 6.50%, 5/15/21	United States	28,000,000	26,565,000
[f]PetroQuest Energy Inc., senior note, 144A, 10.00%, 9/01/17	United States	60,000,000	61,500,000
Plains Exploration & Production Co., senior note,			
6.50%, 11/15/20	United States	50,000,000	53,717,400
6.875%, 2/15/23	United States	21,400,000	23,058,500
Quicksilver Resources Inc., senior note,			
9.125%, 8/15/19	United States	90,000,000	82,800,000
[f]144A, 11.00%, 7/01/21	United States	86,000,000	81,915,000
[f]Sabine Pass Liquefaction LLC,			
144A, 5.625%, 4/15/23	United States	98,800,000	95,218,500
secured note, 144A, 5.625%, 2/01/21	United States	113,100,000	111,262,125
Sabine Pass LNG LP,			
[f]144A, 6.50%, 11/01/20	United States	30,000,000	30,600,000
senior secured note, 7.50%, 11/30/16	United States	151,000,000	166,855,000
[f]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	209,200,000	222,798,000
[f]Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	74,200,000	72,530,500
SandRidge Energy Inc., senior note,			
8.75%, 1/15/20	United States	110,000,000	117,150,000
7.50%, 3/15/21	United States	120,000,000	121,800,000
8.125%, 10/15/22	United States	46,250,000	46,943,750
7.50%, 2/15/23	United States	50,000,000	49,750,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	128,400,000	136,746,000
			5,216,427,446
Financials 2.0%			
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	60,000,000	64,397,340
[k]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	110,500,000
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	49,900,000	52,769,250
International Lease Finance Corp., senior note,			
8.75%, 3/15/17	United States	130,000,000	149,825,000
8.875%, 9/01/17	United States	63,300,000	73,586,250
[k]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	815,000,000	885,125,860
Kinetic Concepts Inc./USA, senior note, 12.50%, 11/01/19	United States	32,000,000	33,760,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	80,000,000	88,670,160
Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 9.625%, 5/01/19	United States	35,000,000	39,112,500

94 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Financials (continued)			
[f]Nuveen Investments Inc., senior note, 144A,			
9.125%, 10/15/17	United States	50,000,000	$ 49,375,000
9.50%, 10/15/20	United States	50,000,000	49,125,000
			1,596,246,360
Health Care 2.6%			
Alere Inc., senior note, 7.25%, 7/01/18	United States	40,300,000	43,725,500
CHS/Community Health Systems Inc., senior note,			
8.00%, 11/15/19	United States	144,100,000	151,845,375
7.125%, 7/15/20	United States	11,900,000	12,033,875
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	33,500,000	36,138,125
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	47,200,000	48,085,000
HCA Inc.,			
senior note, 6.50%, 2/15/16	United States	44,550,000	48,392,438
senior note, 8.00%, 10/01/18	United States	80,000,000	92,200,000
senior note, 7.50%, 2/15/22	United States	150,000,000	165,000,000
senior note, 5.875%, 5/01/23	United States	80,000,000	78,800,000
senior secured note, 6.50%, 2/15/20	United States	114,300,000	124,158,375
[f,h]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	61,100,000	64,918,750
Tenet Healthcare Corp.,			
first lien, 6.25%, 11/01/18	United States	88,211,775	94,496,864
senior note, 9.875%, 7/01/14	United States	30,000,000	31,875,000
senior note, 8.00%, 8/01/20	United States	191,844,000	203,834,250
[f]senior note, 144A, 8.125%, 4/01/22	United States	354,200,000	370,581,750
[i]senior note, FRN, 9.25%, 2/01/15	United States	101,300,000	110,923,500
Vanguard Health Holding Co. II LLC/Inc., senior note,			
8.00%, 2/01/18	United States	156,000,000	165,360,000
7.75%, 2/01/19	United States	105,265,000	113,423,037
[f]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,900,000	44,830,500
[f]VPII Escrow Corp., senior note, 144A,			
6.75%, 8/15/18	United States	58,900,000	63,317,500
7.50%, 7/15/21	United States	53,900,000	58,346,750
			2,122,286,589
Industrials 1.3%			
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	100,000,000	99,500,000
[f]Ahern Rentals Inc., secured note, second lien, 144A, 9.50%, 6/15/18	United States	40,000,000	42,300,000
[f]Algeco Scotsman Global Finance PLC,			
secured note, 144A, 8.50%, 10/15/18	United Kingdom	98,500,000	104,656,250
senior note, 144A, 10.75%, 10/15/19	United Kingdom	40,000,000	40,400,000
[f]Aviation Capital Group, 144A, 6.75%, 4/06/21	United States	48,520,000	51,307,814
[f]Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	56,300,000	56,581,500
[b,f]CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	261,778,982	218,585,450

Annual Report | 95

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Industrials (continued)			
Hertz Corp., senior note,			
7.50%, 10/15/18	United States	53,900,000	$ 58,346,750
6.75%, 4/15/19	United States	125,775,000	133,635,938
7.375%, 1/15/21	United States	30,000,000	32,400,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	141,775,000	144,256,062
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	45,000,000	50,062,500
UR Merger Sub Corp., senior note, 10.25%, 11/15/19	United States	40,000,000	45,400,000
			1,077,432,264
Information Technology 4.3%			
[f]Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22	United States	40,000,000	38,800,000
[f]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	63,200,000	65,886,000
CDW LLC/Finance Corp.,			
senior note, 8.00%, 12/15/18	United States	32,372,000	35,690,130
senior note, 8.50%, 4/01/19	United States	125,000,000	138,750,000
senior sub. note, 12.535%, 10/12/17	United States	15,304,000	15,992,680
Ceridian Corp.,			
[f]secured note, 144A, 8.875%, 7/15/19	United States	36,100,000	41,515,000
senior note, 11.25%, 11/15/15	United States	35,000,000	35,525,000
[f,h]CommScope Holdings Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	44,400,000	44,400,000
[f]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	20,400,000	22,389,000
First Data Corp.,			
senior bond, 12.625%, 1/15/21	United States	580,000,000	640,900,000
[f]senior note, 144A, 11.25%, 1/15/21	United States	5,000,000	5,250,000
[f]senior note, 144A, 10.625%, 6/15/21	United States	63,000,000	64,260,000
[f]senior secured bond, 144A, 8.25%, 1/15/21	United States	425,000,000	440,937,500
[f,h]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	208,158,000	218,045,505
senior sub. note, 11.25%, 3/31/16	United States	670,000,000	673,350,000
Freescale Semiconductor Inc.,			
[f]secured note, 144A, 5.00%, 5/15/21	United States	59,450,000	56,774,750
senior note, 10.125%, 12/15/16	United States	69,024,000	70,922,160
senior note, 8.05%, 2/01/20	United States	308,750,000	326,503,125
senior note, 10.75%, 8/01/20	United States	139,258,000	155,620,815
[f]senior secured note, 144A, 10.125%, 3/15/18	United States	26,764,000	29,319,962
[f]senior secured note, 144A, 9.25%, 4/15/18	United States	180,000,000	195,750,000
[f,h]Healthcare Technology Inc., senior note, 144A, PIK, 7.375%, 9/01/18	United States	40,000,000	41,050,000
Infor U.S. Inc., senior note, 9.375%, 4/01/19	United States	40,800,000	45,798,000
[f]Sanmina Corp., senior note, 144A, 7.00%, 5/15/19	United States	55,000,000	58,162,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	36,400,000	38,220,000
			3,499,812,127
Materials 3.2%			
AngloGold Ashanti Holdings PLC, senior note, 8.50%, 7/30/20	South Africa	35,000,000	36,159,375
[f]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 7.00%, 11/15/20	Luxembourg	52,000,000	50,115,000

96 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
Ball Corp., senior bond, 4.00%, 11/15/23	United States	40,000,000	$ 36,100,000
Berry Plastics Corp., senior secured note, 9.75%, 1/15/21	United States	25,000,000	29,000,000
[f]Cemex Finance LLC, senior secured note, 144A,			
9.50%, 12/14/16	Mexico	29,247,000	31,184,614
9.375%, 10/12/22	Mexico	56,300,000	61,930,000
[f]Cemex SAB de CV,			
secured note, 144A, 5.875%, 3/25/19	Mexico	13,800,000	13,239,375
[g]secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000	110,791,875
senior secured note, 144A, 9.00%, 1/11/18	Mexico	250,000,000	271,875,000
senior secured note, 144A, 9.50%, 6/15/18	Mexico	105,000,000	117,075,000
senior secured note, 144A, 6.50%, 12/10/19	Mexico	40,000,000	39,500,000
[f]Crown Americas LLC/Crown Americas Capital Corp IV,			
senior bond, 144A, 4.50%, 1/15/23	United States	65,000,000	59,800,000
Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	50,000,000	55,000,000
[f]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	90,000,000	92,731,050
[i]6.375%, 2/01/16	Australia	22,500,000	23,132,813
6.875%, 2/01/18	Australia	70,600,000	74,041,750
[i]8.25%, 11/01/19	Australia	80,000,000	86,600,000
6.875%, 4/01/22	Australia	60,000,000	60,300,000
HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	50,000,000	50,625,000
[f]Ineos Finance PLC, senior secured note, 144A, 8.375%,			
2/15/19	United Kingdom	42,800,000	47,294,000
[f]Ineos Group Holdings SA, secured note, second lien, 144A,			
7.875%, 2/15/16	Switzerland	130,015,789 EUR	177,999,956
[c,f]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	72,400,000	77,830,000
[f]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	53,700,000 EUR	77,478,860
Molycorp Inc., first lien, 10.00%, 6/01/20	United States	65,000,000	65,162,500
[f]Orion Engineered Carbons Bondco GmbH,			
senior secured bond, 144A, 10.00%, 6/15/18	Germany	22,320,000 EUR	33,665,618
senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	23,400,000	25,959,375
[f,h]Orion Engineered Carbons Finance & Co. SCA, senior note,			
144A, PIK, 9.25%, 8/01/19	Germany	28,200,000	28,905,000
Reynolds Group Issuer Inc./LLC/SA,			
first lien, 5.75%, 10/15/20	United States	70,800,000	71,419,500
senior note, 8.50%, 5/15/18	United States	99,900,000	104,895,000
senior note, 9.00%, 4/15/19	United States	100,100,000	105,605,500
senior note, 9.875%, 8/15/19	United States	127,000,000	138,430,000
senior note, 8.25%, 2/15/21	United States	45,000,000	45,562,500
senior secured note, 7.875%, 8/15/19	United States	65,000,000	71,825,000
senior secured note, 6.875%, 2/15/21	United States	32,500,000	34,856,250
United States Steel Corp., senior note, 7.375%, 4/01/20	United States	35,000,000	36,137,500
[f]Walter Energy Inc.,			
first lien, 144A, 9.50%, 10/15/19	United States	28,500,000	29,604,375
senior note, 144A, 9.875%, 12/15/20	United States	105,000,000	91,612,500
senior note, 144A, 8.50%, 4/15/21	United States	40,000,000	33,700,000
			2,597,144,286

Annual Report | 97

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services 2.6%			
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	150,000,000	$ 170,437,500
Frontier Communications Corp., senior note,			
8.50%, 4/15/20	United States	51,150,000	56,776,500
9.25%, 7/01/21	United States	63,600,000	73,140,000
8.75%, 4/15/22	United States	48,900,000	53,667,750
7.125%, 1/15/23	United States	26,500,000	26,698,750
[f]Intelsat Jackson Holdings SA, senior bond, 144A, 5.50%, 8/01/23	Luxembourg	40,000,000	37,600,000
[f]MetroPCS Wireless Inc.,			
senior bond, 144A, 6.625%, 4/01/23	United States	50,000,000	50,312,500
senior note, 144A, 6.25%, 4/01/21	United States	100,000,000	100,875,000
NII Capital Corp., senior bond, 7.625%, 4/01/21	United States	71,445,000	51,083,175
[f]Sprint Corp., senior note, 144A, 7.875%, 9/15/23	United States	187,350,000	191,565,375
Sprint Nextel Corp.,			
6.00%, 12/01/16	United States	174,000,000	184,875,000
11.50%, 11/15/21	United States	200,000,000	258,000,000
senior note, 9.125%, 3/01/17	United States	80,000,000	92,400,000
senior note, 8.375%, 8/15/17	United States	182,700,000	207,364,500
senior note, 7.00%, 8/15/20	United States	30,000,000	30,675,000
senior note, 6.00%, 11/15/22	United States	50,000,000	46,250,000
[f]senior note, 144A, 9.00%, 11/15/18	United States	180,000,000	211,500,000
Verizon Communications Inc.,			
senior bond, 6.55%, 9/15/43	United States	109,700,000	124,261,139
senior note, 5.15%, 9/15/23	United States	102,700,000	110,335,026
[f]Wind Acquisition Finance SA, secured note, 144A, 7.25%, 2/15/18	Italy	35,000,000	36,496,250
			2,114,313,465
Utilities 1.0%			
The AES Corp., senior bond, 4.875%, 5/15/23	United States	38,000,000	35,720,000
[f]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	36,212,000	39,199,490
7.50%, 2/15/21	United States	89,952,000	96,023,760
7.875%, 1/15/23	United States	68,374,000	72,305,505
[b,f]Dynegy Inc., senior note, 144A, 5.875%, 6/01/23	United States	75,000,000	68,625,000
GenOn Energy Inc., senior note, 7.875%, 6/15/17	United States	175,000,000	189,875,000
[f]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	130,300,000	131,358,688
[f]Intergen NV, secured note, 144A, 7.50%, 6/30/21	Netherlands	25,000,000 GBP	41,785,278
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	75,000,000	78,000,000
NRG Energy Inc., senior bond, 6.625%, 3/15/23	United States	20,000,000	19,700,000
			772,592,721
Total Corporate Bonds (Cost $22,452,479,029)			24,046,754,429

98 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
[l,m] **Senior Floating Rate Interests 5.3%**			
Consumer Discretionary 1.8%			
BJ's Wholesale Club Inc., Second Lien Term Loan, 9.75%, 3/26/20	United States	25,000,000	$ 25,479,175
Caesars Entertainment Operating Co. Inc., Incremental Term Loan, 9.50%, 10/01/16	United States	96,250,000	96,227,189
Clear Channel Communications Inc.,			
Tranche B Term Loan, 3.829%, 1/29/16	United States	211,614,489	200,107,951
Tranche D Term Loan, 6.929%, 1/30/19	United States	642,373,595	594,998,542
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	455,000,000	463,531,250
[b] Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	3,865,349	3,268,635
[b] R.H. Donnelley Inc., Term Loan B, 9.75%, 12/30/16	United States	40,152,231	29,652,423
SuperMedia Inc., Exit Term Loan, 11.60%, 12/31/16	United States	18,377,061	14,339,859
TWCC Holding Corp., Second Lien Term Loan, 7.00%, 6/26/20	United States	50,000,000	51,437,500
			1,479,042,524
Consumer Staples 0.1%			
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	99,750,000	99,531,847
Energy 1.3%			
Chesapeake Energy Corp., Senior Unsecured Term Loan, 5.75%, 12/02/17	United States	460,000,000	468,948,380
Drillships Financing Holding Inc.,			
Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	100,000,000	101,083,300
Tranche B-2 Term Loan, 5.50%, 7/15/16	Marshall Islands	150,000,000	151,875,000
Fieldwood Energy LLC, Second Lien Term Loan, 9.375%, 9/30/20	United States	170,000,000	170,106,250
Quicksilver Resources Inc., Second Lien Loans, 7.00%, 6/21/19	United States	150,000,000	144,562,500
			1,036,575,430
Industrials 0.2%			
Altegrity Inc.,			
Term Loan B, 5.00%, 2/21/15	United States	69,333,493	67,946,824
Tranche D Term Loan, 7.75%, 2/21/15	United States	50,343,021	50,049,370
[b] CEVA Group PLC, Dollar Tranche B L/C, 5.248%, 8/31/16	United Kingdom	13,684,211	12,899,147
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	36,555,232	36,966,478
			167,861,819
Information Technology 0.9%			
First Data Corp.,			
2017 New Dollar Term Loan, 4.18%, 3/24/17	United States	133,000,000	132,567,750
2018 Term Loan, 4.18%, 3/24/18	United States	402,993,460	400,222,880
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	169,150,000	170,079,479
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	44,942,857	44,661,964
			747,532,073
Materials 0.0% [f]			
Walter Energy Inc., A Term Loan, 5.679% - 5.768%, 4/01/16	United States	11,820,083	11,530,125

Annual Report | 99

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
l,m Senior Floating Rate Interests (continued)			
Telecommunication Services 0.1%			
n Altice Financing SA, Loans, 5.50%, 6/24/19	Luxembourg	44,931,841	$ 44,257,864
Utilities 0.9%			
Intergen NV, Term Advance, 5.50%, 6/13/20	Netherlands	49,875,000	49,750,313
Texas Competitive Electric Holdings Co. LLC,			
2014 Term Loan, 3.682% - 3.766%, 10/10/14	United States	685,000,000	463,017,530
2017 Term Loan, 4.682% - 4.766%, 10/10/17	United States	284,629,775	192,125,098
			704,892,941
Total Senior Floating Rate Interests (Cost $4,368,194,489)			4,291,224,623
Total Investments before Short Term Investments (Cost $74,226,727,217)			79,433,793,980
Short Term Investments 1.2%			
U.S. Government and Agency Securities (Cost $319,111,125) 0.4%			
o FHLB, 10/01/13 - 10/23/13	United States	319,112,000	319,111,047
Total Investments before Money Market Funds and Repurchase Agreements (Cost $74,545,838,342)			79,752,905,027
		Shares	
Money Market Funds (Cost $557,494,943) 0.7%			
a,p Institutional Fiduciary Trust Money Market Portfolio	United States	557,494,943	557,494,943
		Principal Amount	
Repurchase Agreements (Cost $681,992) 0.0%†			
q Joint Repurchase Agreement, 0.044%, 10/01/13 (Maturity Value $681,993)	United States	681,992	681,992
BNP Paribas Securities Corp. (Maturity Value $54,341)			
Credit Suisse Securities (USA) LLC (Maturity Value $135,846)			
Deutsche Bank Securities Inc. (Maturity Value $92,417)			
HSBC Securities (USA) Inc. (Maturity Value $228,223)			
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $105,961)			
Morgan Stanley & Co. LLC (Maturity Value $65,205)			
Collateralized by U.S. Government Agency Securities, 0.00% - 5.50%, 10/15/13 - 9/17/18; U.S. Government Agency Securities, Strips, 6/01/17; oU.S. Treasury Bills, 5/01/14; U.S. Treasury Bonds, 7.25% - 10.625%, 8/15/15 - 5/15/17; U.S. Treasury Bonds, Index Linked, 0.125%, 4/15/17; U.S. Treasury Notes, 0.250% - 5.125%, 11/15/13 - 2/29/20; and U.S. Treasury Notes, Index Linked, 0.50% - 2.625%, 1/15/15 - 1/15/18 (valued at $695,737)			

100 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin U.S. Government Securities Fund

Advisor Class	Year Ended September 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$6.93	$6.94	$6.83	$6.71	$6.47
Income from investment operations[a]:					
Net investment income[b]	0.16	0.21	0.25	0.26	0.28
Net realized and unrealized gains (losses)	(0.29)	0.04	0.15	0.14	0.27
Total from investment operations	(0.13)	0.25	0.40	0.40	0.55
Less distributions from net investment income	(0.25)	(0.26)	(0.29)	(0.28)	(0.31)
Net asset value, end of year	$6.55	$6.93	$6.94	$6.83	$6.71
Total return	(1.86)%	3.63%	6.08%	6.06%	8.63%
Ratios to average net assets					
Expenses	0.58%	0.58%	0.58%	0.59%	0.59%[c]
Net investment income	2.32%	3.01%	3.69%	3.84%	4.25%
Supplemental data					
Net assets, end of year (000's)	$949,085	$1,586,928	$1,478,504	$1,193,213	$863,951
Portfolio turnover rate	46.16%	40.15%	20.23%	47.41%	34.74%
Portfolio turnover rate excluding mortgage dollar rolls[d]	40.83%	40.15%	20.23%	47.41%	34.74%

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

[d]See Note 1(h) regarding mortgage dollar rolls.

Franklin Custodian Funds

Statement of Investments, September 30, 2013

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 103.3%		
[a]**Government National Mortgage Association (GNMA) Adjustable Rate 3.5%**		
[b]GNMA, 1.625%, 3/20/17 - 2/20/35	$ 76,523,776	$ 79,667,464
[b]GNMA, 1.625 - 1.75%, 6/20/17 - 1/20/39	79,522,294	82,833,298
[b]GNMA, 1.75 - 2.00%, 6/20/18 - 4/20/40	70,096,166	72,613,704
[b]GNMA, 2.00 - 4.50%, 1/20/16 - 4/20/42	56,544,943	58,691,755
		293,806,221
Government National Mortgage Association (GNMA) Fixed Rate 99.8%		
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	46,774	47,434
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	89,469	91,306
GNMA GP 30 Year, 11.25%, 10/15/15 - 12/15/15	25,701	25,912
GNMA GP 30 Year, 12.75%, 5/15/14	349	352
GNMA I SF 15 Year, 6.50%, 5/15/18	165,722	172,663
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	52,376,351	54,040,268
[b]GNMA I SF 30 Year, 4.00%, 3/15/39 - 11/15/40	75,784,087	80,274,688
GNMA I SF 30 Year, 4.00%, 11/15/40 - 12/15/40	76,467,813	81,383,267
GNMA I SF 30 Year, 4.00%, 12/15/40 - 9/15/41	75,118,829	80,159,008
GNMA I SF 30 Year, 4.00%, 9/15/41 - 1/15/42	78,181,896	82,972,597
GNMA I SF 30 Year, 4.00%, 2/15/42 - 1/15/43	5,649,710	5,971,854
GNMA I SF 30 Year, 4.50%, 2/15/39 - 6/15/39	75,856,474	82,367,847
GNMA I SF 30 Year, 4.50%, 6/15/39 - 10/15/39	76,568,286	82,653,315
GNMA I SF 30 Year, 4.50%, 10/15/39 - 1/15/40	70,284,194	75,973,103
GNMA I SF 30 Year, 4.50%, 1/15/40 - 4/15/40	77,887,914	84,150,826
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/40	69,388,427	74,933,247
GNMA I SF 30 Year, 4.50%, 6/15/40 - 7/15/40	69,124,609	75,180,805
GNMA I SF 30 Year, 4.50%, 7/15/40	72,282,683	78,187,250
GNMA I SF 30 Year, 4.50%, 7/15/40	42,097,967	45,432,338
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	60,961,093	65,803,296
GNMA I SF 30 Year, 4.50%, 8/15/40	69,301,682	74,706,097
GNMA I SF 30 Year, 4.50%, 4/15/41	40,555,151	44,284,348
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/33	74,062,976	81,467,972
GNMA I SF 30 Year, 5.00%, 9/15/33 - 12/15/33	75,448,978	82,991,858
GNMA I SF 30 Year, 5.00%, 12/15/33 - 8/15/35	75,054,220	82,463,456
GNMA I SF 30 Year, 5.00%, 8/15/35 - 5/15/39	73,119,810	79,724,841
GNMA I SF 30 Year, 5.00%, 6/15/39 - 8/15/39	76,013,991	82,847,061
GNMA I SF 30 Year, 5.00%, 8/15/39	75,526,380	82,348,577
GNMA I SF 30 Year, 5.00%, 9/15/39 - 10/15/39	72,387,860	79,126,467
GNMA I SF 30 Year, 5.00%, 10/15/39	42,764,362	46,850,577
GNMA I SF 30 Year, 5.00%, 10/15/39	44,018,451	48,492,418
GNMA I SF 30 Year, 5.00%, 10/15/39 - 11/15/39	67,423,806	74,280,402
GNMA I SF 30 Year, 5.00%, 11/15/39	60,299,711	66,445,875
GNMA I SF 30 Year, 5.00%, 11/15/39 - 1/15/40	65,705,618	72,349,713
GNMA I SF 30 Year, 5.00%, 1/15/40 - 2/15/40	47,631,389	52,235,040
GNMA I SF 30 Year, 5.00%, 2/15/40 - 3/15/40	60,933,164	67,161,300
GNMA I SF 30 Year, 5.00%, 3/15/40 - 5/15/40	73,660,190	81,011,021
GNMA I SF 30 Year, 5.00%, 5/15/40 - 6/15/40	70,688,098	77,865,190
GNMA I SF 30 Year, 5.00%, 6/15/40	48,822,262	53,798,527
GNMA I SF 30 Year, 5.00%, 9/15/40	63,055,985	69,812,961
GNMA I SF 30 Year, 5.50%, 5/15/28 - 4/15/33	75,104,570	83,005,513
GNMA I SF 30 Year, 5.50%, 4/15/33 - 7/15/33	75,023,770	82,913,132

Annual Report | 107

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Government National Mortgage Association (GNMA) Fixed Rate (continued)		
GNMA I SF 30 Year, 5.50%, 7/15/33 - 2/15/35	$ 74,511,991	$ 82,504,207
GNMA I SF 30 Year, 5.50%, 2/15/35 - 7/15/37	74,625,457	82,510,851
GNMA I SF 30 Year, 5.50%, 8/15/37 - 1/15/39	73,382,716	80,762,558
GNMA I SF 30 Year, 5.50%, 1/15/39 - 10/15/39	75,126,266	82,451,359
GNMA I SF 30 Year, 5.50%, 10/15/39 - 2/15/40	14,970,195	16,476,965
GNMA I SF 30 Year, 6.00%, 10/15/23 - 9/15/32	74,383,289	83,007,145
GNMA I SF 30 Year, 6.00%, 9/15/32 - 11/15/35	66,631,572	74,418,092
GNMA I SF 30 Year, 6.00%, 12/15/35 - 1/15/37	74,309,942	82,662,993
GNMA I SF 30 Year, 6.00%, 2/15/37 - 11/15/37	73,428,034	81,382,136
GNMA I SF 30 Year, 6.00%, 12/15/37 - 11/15/38	71,844,606	79,524,949
GNMA I SF 30 Year, 6.00%, 11/15/38 - 12/15/39	60,764,493	67,198,920
GNMA I SF 30 Year, 6.50%, 5/15/23 - 12/15/31	73,667,165	82,972,280
GNMA I SF 30 Year, 6.50%, 12/15/31 - 8/15/37	39,912,736	45,498,406
GNMA I SF 30 Year, 6.75%, 3/15/26	15,626	17,545
GNMA I SF 30 Year, 7.00%, 4/15/16 - 5/15/32	73,453,571	82,677,270
GNMA I SF 30 Year, 7.00%, 5/15/32 - 9/15/32	3,062,086	3,555,880
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	307,996	339,458
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	24,367,917	27,118,648
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	201,121	206,447
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	13,353,953	14,407,645
GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25	2,784,517	3,023,195
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	3,477,148	3,720,034
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	2,446,512	2,551,799
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	2,635,474	2,766,533
GNMA I SF 30 Year, 10.50%, 9/15/15 - 10/15/21	1,710,097	1,772,841
GNMA I SF 30 Year, 11.00%, 1/15/14 - 5/15/21	684,998	707,666
GNMA I SF 30 Year, 11.50%, 6/15/14 - 2/15/16	68,337	68,965
GNMA I SF 30 Year, 12.00%, 12/15/13 - 12/15/15	428,292	432,749
GNMA I SF 30 Year, 12.50%, 11/15/13 - 1/15/16	195,859	197,643
GNMA I SF 30 Year, 13.00%, 12/15/13 - 9/15/15	193,643	195,691
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	19,945	20,272
GNMA II SF 30 Year, 3.50%, 7/20/42	133,944,049	138,415,826
GNMA II SF 30 Year, 3.50%, 9/20/42	286,959,123	296,542,574
GNMA II SF 30 Year, 3.50%, 11/20/42	219,805,678	227,141,858
GNMA II SF 30 Year, 3.50%, 1/20/43	205,445,648	212,311,752
GNMA II SF 30 Year, 3.50%, 4/20/43	95,577,359	98,782,787
GNMA II SF 30 Year, 3.50%, 6/20/43	92,474,860	95,575,182
GNMA II SF 30 Year, 3.50%, 10/20/40 - 8/20/42	73,343,022	75,801,372
[b]GNMA II SF 30 Year, 3.50%, 10/01/42 - 11/01/42	41,000,000	42,079,770
GNMA II SF 30 Year, 3.50%, 10/20/42 - 11/20/42	75,278,784	77,806,056
GNMA II SF 30 Year, 3.50%, 12/20/42	80,468,563	83,155,731
GNMA II SF 30 Year, 3.50%, 2/20/43 - 3/20/43	23,171,855	23,952,896
GNMA II SF 30 Year, 3.50%, 5/20/43	80,884,472	83,595,519
GNMA II SF 30 Year, 3.50%, 5/20/43 - 8/20/43	68,469,941	70,766,688
[b]GNMA II SF 30 Year, 4.00%, 10/01/40	132,000,000	139,755,000
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/40	33,071,283	35,084,110
GNMA II SF 30 Year, 4.00%, 11/20/40	98,378,199	104,467,252
GNMA II SF 30 Year, 4.00%, 12/20/40	57,437,050	61,074,884

108 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2013 *(continued)*

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Government National Mortgage Association (GNMA) Fixed Rate (continued)		
GNMA II SF 30 Year, 4.00%, 7/20/41	$ 87,782,577	$ 93,414,231
GNMA II SF 30 Year, 4.00%, 9/20/41	99,372,866	105,457,037
GNMA II SF 30 Year, 4.00%, 10/20/41	118,998,115	126,534,297
GNMA II SF 30 Year, 4.00%, 11/20/41	105,805,584	112,237,872
GNMA II SF 30 Year, 4.00%, 1/20/41 - 6/20/41	62,975,250	66,963,788
GNMA II SF 30 Year, 4.00%, 8/20/41	40,619,270	43,077,174
GNMA II SF 30 Year, 4.00%, 5/20/42 - 7/20/42	70,617,656	74,925,864
GNMA II SF 30 Year, 4.50%, 5/20/33 - 11/20/39	54,345,063	58,939,580
GNMA II SF 30 Year, 4.50%, 12/30/39	74,379,552	80,554,971
GNMA II SF 30 Year, 4.50%, 1/20/40 - 6/20/40	53,556,792	58,129,535
GNMA II SF 30 Year, 4.50%, 5/20/41	98,325,786	106,309,593
GNMA II SF 30 Year, 4.50%, 6/20/41	203,241,982	219,430,163
GNMA II SF 30 Year, 4.50%, 7/20/41	194,789,905	210,305,150
GNMA II SF 30 Year, 4.50%, 7/20/40 - 8/20/41	75,163,957	81,366,059
GNMA II SF 30 Year, 4.50%, 9/20/41	165,944,514	179,162,572
GNMA II SF 30 Year, 4.50%, 10/20/41	126,193,257	136,567,875
GNMA II SF 30 Year, 4.50%, 6/20/42 - 8/20/42	27,229,354	29,410,198
GNMA II SF 30 Year, 5.00%, 7/20/33 - 9/20/33	66,012,421	72,710,506
GNMA II SF 30 Year, 5.00%, 10/20/33 - 12/20/35	71,354,800	78,477,297
GNMA II SF 30 Year, 5.00%, 1/20/36 - 12/20/39	69,399,050	76,208,823
GNMA II SF 30 Year, 5.00%, 4/20/40 - 5/20/40	46,087,157	50,504,261
GNMA II SF 30 Year, 5.00%, 6/20/40 - 9/20/41	58,244,448	64,351,712
GNMA II SF 30 Year, 5.50%, 6/20/34 - 11/20/34	62,866,626	70,078,436
GNMA II SF 30 Year, 5.50%, 12/20/34 - 1/20/35	62,625,190	69,457,751
GNMA II SF 30 Year, 5.50%, 2/20/35 - 2/20/36	66,576,545	73,761,114
GNMA II SF 30 Year, 5.50%, 4/20/36 - 4/20/40	63,950,732	70,459,968
GNMA II SF 30 Year, 6.00%, 10/20/23 - 5/20/35	73,745,404	82,501,408
GNMA II SF 30 Year, 6.00%, 6/20/35 - 1/20/38	72,542,751	80,135,204
GNMA II SF 30 Year, 6.00%, 7/20/38 - 7/20/39	45,149,968	49,719,625
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	64,789,817	72,970,974
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	14,212,793	16,328,139
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	2,745,982	3,209,733
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	1,365,327	1,570,444
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	608,050	659,669
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	150,990	168,301
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	137,411	153,251
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	228,571	261,433
GNMA II SF 30 Year, 10.50%, 8/20/14 - 2/20/21	457,655	490,181
GNMA II SF 30 Year, 11.00%, 10/20/15 - 1/20/21	94,241	97,835
GNMA II SF 30 Year, 11.50%, 12/20/13 - 1/20/28	20,720	21,553
GNMA II SF 30 Year, 12.00%, 1/20/14 - 2/20/16	31,592	32,209
GNMA II SF 30 Year, 12.50%, 12/20/13 - 11/20/15	11,825	12,008
GNMA II SF 30 Year, 13.00%, 7/20/14 - 7/20/15	3,853	3,894
		8,284,595,809
Total Mortgage-Backed Securities (Cost $8,347,684,773)		8,578,402,030

Annual Report | 109

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Highlights *(continued)*

Franklin Utilities Fund

Class R	Year Ended September 30, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.00	$12.39	$11.41	$10.71	$11.89
Income from investment operations[a]:					
Net investment income[b]	0.44	0.44	0.40	0.39	0.40
Net realized and unrealized gains (losses)	0.60	1.58	0.97	0.88	(1.11)
Total from investment operations	1.04	2.02	1.37	1.27	(0.71)
Less distributions from:					
Net investment income	(0.46)	(0.41)	(0.39)	(0.41)	(0.39)
Net realized gains	—	—	—	(0.16)	(0.08)
Total distributions	(0.46)	(0.41)	(0.39)	(0.57)	(0.47)
Net asset value, end of year	$14.58	$14.00	$12.39	$11.41	$10.71
Total return	7.56%	16.55%	12.14%	12.33%	(5.57)%
Ratios to average net assets					
Expenses	1.10%[c]	1.11%	1.11%	1.13%	1.15%[c]
Net investment income	2.99%	3.26%	3.32%	3.56%	3.94%
Supplemental data					
Net assets, end of year (000's)	$86,216	$80,478	$51,732	$42,285	$37,795
Portfolio turnover rate	4.57%	1.27%	5.21%	5.27%	15.49%

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Custodian Funds

Statement of Investments, September 30, 2013

Franklin Utilities Fund	Country	Shares	Value
Common Stocks 97.9%			
Diversified Telecommunication Services 2.2%			
AT&T Inc.	United States	1,800,000	$ 60,876,000
Verizon Communications Inc.	United States	900,000	41,994,000
			102,870,000
Electric Utilities 50.6%			
ALLETE Inc.	United States	1,000,000	48,300,000
American Electric Power Co. Inc.	United States	4,100,000	177,735,000
Cleco Corp.	United States	700,000	31,388,000
Duke Energy Corp.	United States	3,550,000	237,069,000
Edison International	United States	4,400,000	202,664,000
Entergy Corp.	United States	1,500,000	94,785,000
Exelon Corp.	United States	4,900,000	145,236,000
FirstEnergy Corp.	United States	2,700,000	98,415,000
Great Plains Energy Inc.	United States	4,200,000	93,240,000
Hawaiian Electric Industries Inc.	United States	1,046,700	26,272,170
IDACORP Inc.	United States	800,000	38,720,000
NextEra Energy Inc.	United States	2,700,000	216,432,000
Northeast Utilities	United States	1,700,000	70,125,000
NV Energy Inc.	United States	5,300,000	125,133,000
Pepco Holdings Inc.	United States	3,000,000	55,380,000
Pinnacle West Capital Corp.	United States	1,500,000	82,110,000
PNM Resources Inc.	United States	3,300,000	74,679,000
Portland General Electric Co.	United States	1,900,000	53,637,000
PPL Corp.	United States	4,000,000	121,520,000
The Southern Co.	United States	4,100,000	168,838,000
SSE PLC	United Kingdom	800,000	19,101,841
UIL Holdings Corp.	United States	1,360,000	50,564,800
Westar Energy Inc.	United States	2,200,000	67,430,000
Xcel Energy Inc.	United States	4,200,000	115,962,000
			2,414,736,811
Gas Utilities 1.5%			
AGL Resources Inc.	United States	763,000	35,120,890
Questar Corp.	United States	1,705,300	38,352,197
			73,473,087
Multi-Utilities 32.5%			
Alliant Energy Corp.	United States	1,500,000	74,325,000
Ameren Corp.	United States	200,000	6,968,000
CenterPoint Energy Inc.	United States	4,400,000	105,468,000
CMS Energy Corp.	United States	3,000,000	78,960,000
Consolidated Edison Inc.	United States	1,000,000	55,140,000
Dominion Resources Inc.	United States	3,500,000	218,680,000
DTE Energy Co.	United States	1,100,000	72,578,000
MDU Resources Group Inc.	United States	3,200,000	89,504,000
National Grid PLC	United Kingdom	11,000,000	130,123,198
NiSource Inc.	United States	1,400,000	43,246,000

116 | Annual Report

Annual Report | 117

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Statements

Statements of Assets and Liabilities

September 30, 2013

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$ 935,110,394	$3,575,638,444	$71,145,004,380
Cost - Non-controlled affiliated issuers (Note 11)	—	—	3,443,469,792
Cost - Sweep Money Fund (Note 7)	4,178,156	420,364,423	557,494,943
Cost - Repurchase agreements	—	511,952,733	681,992
Total cost of investments	$ 939,288,550	$4,507,955,600	$75,146,651,107
Value - Unaffiliated issuers	$1,725,539,808	$7,434,435,839	$78,054,928,256
Value - Non-controlled affiliated issuers (Note 11)	—	—	1,740,612,601
Value - Sweep Money Fund (Note 7)	4,178,156	420,364,423	557,494,943
Value - Repurchase agreements	—	511,952,733	681,992
Total value of investments[a]	1,729,717,964	8,366,752,995	80,353,717,792
Cash	—	177,186	110,551,529
Receivables:			
Investment securities sold	11,238,891	—	158,998,179
Capital shares sold	3,658,646	10,883,323	192,047,840
Dividends and interest	505,496	6,188,660	674,751,490
Unrealized appreciation on unfunded loan commitments (Note 9)	—	—	208,220
Other assets	199	34,690	10,651
Total assets	1,745,121,196	8,384,036,854	81,490,285,701
Liabilities:			
Payables:			
Investment securities purchased	10,294,705	—	642,394,817
Capital shares redeemed	2,097,814	14,170,667	118,123,929
Management fees	667,678	3,120,875	24,908,637
Distribution fees	747,961	3,539,427	38,105,874
Transfer agent fees	380,741	2,363,724	11,712,854
Payable upon return of securities loaned	—	4,396,232	42,635,830
Accrued expenses and other liabilities	135,119	447,644	3,747,740
Total liabilities	14,324,018	28,038,569	881,629,681
Net assets, at value	$1,730,797,178	$8,355,998,285	$80,608,656,020
Net assets consist of:			
Paid-in capital	$ 903,670,533	$4,524,040,794	$81,474,110,465
Undistributed net investment income (loss)	(4,034,718)	29,943,120	—
Distributions in excess of net investment income	—	—	(82,214,549)
Net unrealized appreciation (depreciation)	790,429,753	3,858,797,395	5,208,603,195
Accumulated net realized gain (loss)	40,731,610	(56,783,024)	(5,991,843,091)
Net assets, at value	$1,730,797,178	$8,355,998,285	$80,608,656,020

[a]Includes securities loaned — $ — | $ 3,552,187 | $ 40,927,328

Annual Report | The accompanying notes are an integral part of these financial statements. | 119

120 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

124 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Statements *(continued)*

Statements of Operations *(continued)*

for the year ended September 30, 2013

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Investment income:		
Dividends	$ —	$188,275,494
Interest	424,839,950	5,154,971
Paydown loss	(127,761,386)	—
Income from securities loaned	—	1,468
Total investment income	297,078,564	193,431,933
Expenses:		
Management fees (Note 3a)	45,163,255	21,554,960
Distribution fees: (Note 3c)		
Class A	8,996,716	4,848,708
Class B	15,109	10,701
Class C	15,646,503	5,347,135
Class R	587,553	420,704
Transfer agent fees: (Note 3e)		
Class A	7,113,147	3,828,939
Class B	2,695	1,917
Class C	2,795,614	974,536
Class R	136,904	99,702
Class R6	52	32
Advisor Class	1,557,890	571,021
Special servicing agreement fees (Note 12)	389,229	163,554
Custodian fees (Note 4)	105,416	73,956
Reports to shareholders	870,540	502,034
Registration and filing fees	421,257	321,948
Professional fees	128,729	96,937
Trustees' fees and expenses	46,465	19,474
Other	258,266	118,067
Total expenses	84,235,340	38,954,325
Expense reductions (Note 4)	—	(10)
Net expenses	84,235,340	38,954,315
Net investment income	212,843,224	154,477,618
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments	3,975,468	27,763,896
Foreign currency transactions	—	171,289
Net realized gain (loss)	3,975,468	27,935,185
Net change in unrealized appreciation (depreciation) on:		
Investments	(451,958,268)	159,534,296
Translation of other assets and liabilities denominated in foreign currencies	—	28,596
Net change in unrealized appreciation (depreciation)	(451,958,268)	159,562,892
Net realized and unrealized gain (loss)	(447,982,800)	187,498,077
Net increase (decrease) in net assets resulting from operations	$(235,139,576)	$341,975,695

Annual Report | The accompanying notes are an integral part of these financial statements. | 125

126 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Year Ended September 30,		Year Ended September 30,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income (loss)	$ 3,621,491,585	$ 3,586,782,980	$ 212,843,224	$ 309,863,999
Net realized gain (loss) from investments, written options and foreign currency transactions	738,643,556	(987,877,224)	3,975,468	24,741,616
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	2,916,825,699	8,501,797,959	(451,958,268)	34,123,205
Net increase (decrease) in net assets resulting from operations	7,276,960,840	11,100,703,715	(235,139,576)	368,728,820
Distributions to shareholders from:				
Net investment income:				
Class A	(2,581,779,889)	(2,445,713,810)	(217,743,401)	(240,208,009)
Class B	(3,299,297)	(30,459,701)	(57,447)	(759,612)
Class B1	(45,851)	(354,784)	—	—
Class C	(1,146,093,750)	(1,103,251,914)	(72,223,410)	(82,412,733)
Class R	(24,003,134)	(25,515,723)	(3,733,005)	(4,503,025)
Class R6	(36,053,887)	—	(8,646,493)	—
Advisor Class	(383,247,978)	(392,624,053)	(50,301,976)	(60,665,705)
Total distributions to shareholders	(4,174,523,786)	(3,997,919,985)	(352,705,732)	(388,549,084)
Capital share transactions: (Note 2)				
Class A	5,168,627,116	4,191,323,059	(1,372,889,422)	449,720,914
Class B	(231,175,994)	(615,479,473)	(10,085,431)	(29,525,642)
Class B1	(2,709,559)	(6,602,915)	—	—
Class C	2,870,279,161	1,904,983,770	(1,200,126,017)	691,873,701
Class R	2,058,283	19,645,109	(40,235,627)	9,703,218
Class R6	1,935,471,675	—	499,369,403	—
Advisor Class	(840,701,139)	761,325,216	(566,223,853)	110,701,576
Total capital share transactions	8,901,849,543	6,255,194,766	(2,690,190,947)	1,232,473,767
Net increase (decrease) in net assets	12,004,286,597	13,357,978,496	(3,278,036,255)	1,212,653,503
Net assets:				
Beginning of year	68,604,369,423	55,246,390,927	11,581,222,778	10,368,569,275
End of year	$80,608,656,020	$68,604,369,423	$ 8,303,186,523	$11,581,222,778
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of year	$ (82,214,549)	$ (175,573,312)	$ (405,854)	$ 6,171,132

Annual Report | The accompanying notes are an integral part of these financial statements. | 127

128 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Funds began offering a new class of shares, Class R6. Effective March 21, 2013, all Class B and Class B1shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin DynaTech Fund Franklin Growth Fund Franklin Income Fund

Franklin U.S. Government Securities Fund Franklin Utilities Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances

Annual Report | 129

where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

130 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value date of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to open foreign markets are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of

Annual Report | 131

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Joint Repurchase Agreement (continued)

collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the funds at year end, as indicated in the Statement of Investments, had been entered into on September 30, 2013.

d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

Certain funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Income Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

132 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Equity-Linked Securities

The Franklin Income Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

g. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

h. Mortgage Dollar Rolls

The Franklin U.S. Government Securities Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Franklin Income Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal

Annual Report | 133

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Senior Floating Rate Interests (continued)

from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

j. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

134 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Annual Report | 135

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Year ended September 30, 2013[a]				
Shares sold	412	$ 12,633	1,048	$ 50,973
Shares redeemed	(48,454)	(1,471,292)	(105,705)	(5,117,948)
Net increase (decrease)	(48,042)	$ (1,458,659)	(104,657)	$ (5,066,975)
Year ended September 30, 2012				
Shares sold	6,316	$ 179,728	13,676	$ 617,049
Shares issued in reinvestment of distributions	4,280	116,712	1,148	49,138
Shares redeemed	(175,835)	(5,064,111)	(425,201)	(19,122,188)
Net increase (decrease)	(165,239)	$ (4,767,671)	(410,377)	$ (18,456,001)
Class C Shares:				
Year ended September 30, 2013				
Shares sold	995,690	$ 32,192,314	1,812,922	$ 92,585,282
Shares redeemed	(973,159)	(31,080,141)	(1,887,761)	(94,961,004)
Net increase (decrease)	22,531	$ 1,112,173	(74,839)	$ (2,375,722)
Year ended September 30, 2012				
Shares sold	1,226,800	$ 35,495,714	1,915,825	$ 85,987,086
Shares issued in reinvestment of distributions	93,699	2,524,261	27,286	1,155,829
Shares redeemed	(855,145)	(24,281,546)	(2,270,075)	(101,238,514)
Net increase (decrease)	465,354	$ 13,738,429	(326,964)	$ (14,095,599)
Class R Shares:				
Year ended September 30, 2013				
Shares sold	358,720	$ 12,574,327	2,181,451	$ 116,200,527
Shares issued in reinvestment of distributions	—	—	10,963	543,551
Shares redeemed	(343,631)	(12,067,480)	(2,214,268)	(118,193,673)
Net increase (decrease)	15,089	$ 506,847	(21,854)	$ (1,449,595)
Year ended September 30, 2012				
Shares sold	724,109	$ 22,718,933	4,105,079	$ 192,746,136
Shares issued in reinvestment of distributions	12,005	355,109	33,439	1,492,031
Shares redeemed	(149,786)	(4,744,148)	(1,811,877)	(84,807,079)
Net increase (decrease)	586,328	$ 18,329,894	2,326,641	$ 109,431,088
Class R6 Shares:				
Year ended September 30, 2013[b]				
Shares sold	7,558,399	$ 277,192,794	15,563,644	$ 850,142,284
Shares redeemed	(133,953)	(5,266,726)	(972,901)	(55,337,834)
Net increase (decrease)	7,424,446	$ 271,926,068	14,590,743	$ 794,804,450

136 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended September 30, 2013				
Shares sold	3,706,126	$ 133,447,083	10,652,415	$ 549,715,154
Shares issued in reinvestment of distributions	—	—	127,618	6,364,288
Shares redeemed	(8,404,125)	(305,473,931)	(20,517,250)	(1,117,924,161)
Net increase (decrease)	(4,697,999)	$(172,026,848)	(9,737,217)	$ (561,844,719)
Year ended September 30, 2012				
Shares sold	4,161,992	$ 132,734,442	8,666,517	$ 412,171,085
Shares issued in reinvestment of distributions	106,694	3,211,497	188,337	8,439,400
Shares redeemed	(372,287)	(11,817,834)	(3,638,862)	(172,113,951)
Net increase (decrease)	3,896,399	$ 124,128,105	5,215,992	$ 248,496,534

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended September 30, 2013				
Shares sold	4,354,381,598	$ 9,978,907,189	112,895,641	$ 760,106,465
Shares issued in reinvestment of distributions	992,227,951	2,260,869,608	26,744,178	178,796,132
Shares redeemed	(3,092,977,833)	(7,071,149,681)	(346,540,853)	(2,311,792,019)
Net increase (decrease)	2,253,631,716	$ 5,168,627,116	(206,901,034)	$(1,372,889,422)
Year ended September 30, 2012				
Shares sold	3,774,289,464	$ 8,058,914,500	245,579,899	$ 1,694,616,583
Shares issued in reinvestment of distributions	992,217,807	2,096,329,365	28,154,294	194,216,108
Shares redeemed	(2,809,099,112)	(5,963,920,806)	(208,627,739)	(1,439,111,777)
Net increase (decrease)	1,957,408,159	$ 4,191,323,059	65,106,454	$ 449,720,914
Class B Shares:				
Year ended September 30, 2013[a]				
Shares sold	522,287	$ 1,162,670	21,355	$ 146,093
Shares issued in reinvestment of distributions	1,145,697	2,538,261	6,365	43,518
Shares redeemed	(105,172,170)	(234,876,925)	(1,510,613)	(10,275,042)
Net increase (decrease)	(103,504,186)	$ (231,175,994)	(1,482,893)	$ (10,085,431)
Year ended September 30, 2012				
Shares sold	4,135,782	$ 8,693,967	360,191	$ 2,482,818
Shares issued in reinvestment of distributions	11,850,880	24,703,173	93,326	643,788
Shares redeemed	(306,767,581)	(648,876,613)	(4,736,734)	(32,652,248)
Net increase (decrease)	(290,780,919)	$ (615,479,473)	(4,283,217)	$ (29,525,642)

Annual Report | 137

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class B1 Shares:				
Year ended September 30, 2013[a]				
Shares sold	3,551	$ 7,945		
Shares issued in reinvestment of distributions	14,310	32,007		
Shares redeemed	(1,216,864)	(2,749,511)		
Net increase (decrease)	(1,199,003)	$ (2,709,559)		
Year ended September 30, 2012				
Shares sold	97,101	$ 205,667		
Shares issued in reinvestment of distributions	125,547	263,711		
Shares redeemed	(3,325,723)	(7,072,293)		
Net increase (decrease)	(3,103,075)	$ (6,602,915)		
Class C Shares:				
Year ended September 30, 2013				
Shares sold	2,239,214,060	$ 5,189,545,214	42,121,213	$ 283,323,130
Shares issued in reinvestment of distributions	412,200,480	948,590,529	9,486,707	63,134,088
Shares redeemed	(1,414,653,251)	(3,267,856,582)	(233,443,498)	(1,546,583,235)
Net increase (decrease)	1,236,761,289	$ 2,870,279,161	(181,835,578)	$(1,200,126,017)
Year ended September 30, 2012				
Shares sold	1,742,231,751	$ 3,757,191,809	174,664,182	$ 1,197,828,542
Shares issued in reinvestment of distributions	417,915,722	890,899,676	10,417,631	71,426,320
Shares redeemed	(1,278,557,267)	(2,743,107,715)	(84,224,106)	(577,381,161)
Net increase (decrease)	881,590,206	$ 1,904,983,770	100,857,707	$ 691,873,701
Class R Shares:				
Year ended September 30, 2013				
Shares sold	52,111,312	$ 117,676,371	4,467,517	$ 29,986,017
Shares issued in reinvestment of distributions	10,136,058	22,738,383	539,404	3,604,935
Shares redeemed	(61,456,372)	(138,356,471)	(11,047,893)	(73,826,579)
Net increase (decrease)	790,998	$ 2,058,283	(6,040,972)	$ (40,235,627)
Year ended September 30, 2012				
Shares sold	50,188,382	$ 105,595,519	8,055,942	$ 55,552,791
Shares issued in reinvestment of distributions	11,682,781	24,347,009	633,245	4,364,680
Shares redeemed	(52,180,500)	(110,297,419)	(7,282,835)	(50,214,253)
Net increase (decrease)	9,690,663	$ 19,645,109	1,406,352	$ 9,703,218
Class R6 Shares:				
Year ended September 30, 2013[b]				
Shares sold	815,412,903	$ 1,899,422,821	90,670,716	$ 611,873,567
Shares issued on reinvestment of distributions	15,746,891	36,053,817	1,320,809	8,646,447
Shares redeemed	(2,158)	(4,963)	(18,635,945)	(121,150,611)
Net increase (decrease)	831,157,636	$ 1,935,471,675	73,355,580	$ 499,369,403

138 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended September 30, 2013				
Shares sold	913,751,325	$ 2,083,044,126	59,088,551	$ 398,312,984
Shares issued in reinvestment of distributions	147,677,613	333,712,924	6,572,267	44,179,978
Shares redeemed	(1,415,345,182)	(3,257,458,189)	(149,894,868)	(1,008,716,815)
Net increase (decrease)	(353,916,244)	$ (840,701,139)	(84,234,050)	$ (566,223,853)
Year ended September 30, 2012				
Shares sold	788,489,000	$ 1,667,374,972	76,051,941	$ 526,015,658
Shares issued in reinvestment of distributions	164,279,401	344,874,343	7,769,675	53,737,562
Shares redeemed	(595,049,591)	(1,250,924,099)	(67,805,231)	(469,051,644)
Net increase (decrease)	357,718,810	$ 761,325,216	16,016,385	$ 110,701,576

	Franklin Utilities Fund	
	Shares	Amount
Class A Shares:		
Year ended September 30, 2013		
Shares sold	48,622,807	$ 709,536,347
Shares issued in reinvestment of distributions	7,063,755	100,091,748
Shares redeemed	(50,828,151)	(735,906,997)
Net increase (decrease)	4,858,411	$ 73,721,098
Year ended September 30, 2012		
Shares sold	76,532,963	$1,020,414,006
Shares issued in reinvestment of distributions	6,116,765	81,492,656
Shares redeemed	(42,266,896)	(565,742,815)
Net increase (decrease)	40,382,832	$ 536,163,847
Class B Shares:		
Year ended September 30, 2013[a]		
Shares sold	600	$ 8,432
Shares issued in reinvestment of distributions	2,747	37,416
Shares redeemed	(514,258)	(7,188,791)
Net increase (decrease)	(510,911)	$ (7,142,943)
Year ended September 30, 2012		
Shares sold	56,683	$ 742,933
Shares issued in reinvestment of distributions	21,249	281,069
Shares redeemed	(1,146,403)	(15,299,893)
Net increase (decrease)	(1,068,471)	$ (14,275,891)

Annual Report | 139

Franklin Custodian Funds

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin Utilities Fund	
	Shares	Amount
Class C Shares:		
Year ended September 30, 2013		
Shares sold	13,688,790	$ 199,242,995
Shares issued in reinvestment of distributions	1,376,485	19,419,779
Shares redeemed	(12,436,518)	(179,710,247)
Net increase (decrease)	2,628,757	$ 38,952,527
Year ended September 30, 2012		
Shares sold	20,513,660	$ 272,413,277
Shares issued in reinvestment of distributions	1,134,736	15,075,531
Shares redeemed	(8,941,402)	(119,377,292)
Net increase (decrease)	12,706,994	$ 168,111,516
Class R Shares:		
Year ended September 30, 2013		
Shares sold	2,559,482	$ 37,361,769
Shares issued in reinvestment of distributions	181,816	2,566,649
Shares redeemed	(2,576,752)	(36,992,939)
Net increase (decrease)	164,546	$ 2,935,479
Year ended September 30, 2012		
Shares sold	3,426,224	$ 45,690,892
Shares issued in reinvestment of distributions	155,181	2,062,732
Shares redeemed	(2,008,171)	(26,749,488)
Net increase (decrease)	1,573,234	$ 21,004,136
Class R6 Shares:		
Year ended September 30, 2013[b]		
Shares sold	14,907,633	$ 236,472,707
Shares issued on reinvestment of distributions	248,572	3,625,571
Shares redeemed	(285,812)	(4,262,261)
Net increase (decrease)	14,870,393	$ 235,836,017
Advisor Class Shares:		
Year ended September 30, 2013		
Shares sold	12,293,683	$ 180,230,567
Shares issued in reinvestment of distributions	1,093,603	15,491,381
Shares redeemed	(30,778,092)	(466,282,786)
Net increase (decrease)	(17,390,806)	$ (270,560,838)
Year ended September 30, 2012		
Shares sold	26,061,854	$ 347,363,894
Shares issued in reinvestment of distributions	1,179,072	15,810,803
Shares redeemed	(14,388,638)	(195,687,529)
Net increase (decrease)	12,852,288	$ 167,487,168

[b]For the period May 1, 2013 (effective date) to September 30, 2013.

140 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

The Franklin DynaTech Fund, the Franklin Growth Fund, and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Annual Report | 141

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides subadvisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund.

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Franklin Income Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds' average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Reimbursement Plans:					
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:					
Class B	1.00%	1.00%	1.00%	0.65%	0.65%
Class B1	—	—	0.65%	—	—
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

142 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$ 417,154	$3,606,331	$26,151,839
CDSC retained	$ 39,805	$ 79,110	$ 2,087,230

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$1,435,684	$1,351,155
CDSC retained	$ 843,919	$ 126,904

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. The Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Transfer agent fees	$1,229,810	$5,673,586	$21,934,729	$5,881,368	$2,422,153

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds do not exceed 0.01% until January 31, 2015. There were no expenses waived during the year ended September 30, 2013.

Annual Report | 143

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended September 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2013, the capital loss carryforwards were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Capital loss carryforwards expiring in:			
2016	$ —	$13,543,792	$ —
2017	14,592,268	—	125,830,718
2018	—	—	4,428,208,610
Capital loss carryforwards not subject to expiration:			
Short term	—	11,868,687	—
Long term	—	32,283,585	1,287,524,357
	$14,592,268[a]	$57,696,064[b]	$5,841,563,685

	Franklin U.S. Government Securities Fund
Capital loss carryforwards expiring in:	
2014	$ 47,763,112
2015	28,034,940
2016	20,514,778
2017	18,668,917
2018	16,923,309
2019	4,445,156
Capital loss carryforwards not subject to expiration:	
Short term	91,986,205
Long term	122,502,393
	$350,838,810

[a]Includes $14,592,268 from the merged Franklin Global Communications Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations.

[b]Includes $13,543,792 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

144 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

During the year ended September 30, 2013, the Franklin DynaTech Fund and Franklin Utilities Fund utilized $4,357,269 and $20,126,285, respectively, of capital loss carryforwards.

On September 30, 2013, the Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $74,283,298, which were reclassified to paid-in capital.

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At September 30, 2013, the Franklin DynaTech Fund deferred late-year ordinary losses of $4,034,718.

The tax character of distributions paid during the years ended September 30, 2013 and 2012, was as follows:

	Franklin DynaTech Fund		Franklin Growth Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$ —	$ —	$ 19,002,407	$ 18,621,160
Long term capital gain	—	21,674,227	—	14,372,463
	$ —	$ 21,674,227	$ 19,002,407	$ 32,993,623

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$4,174,523,786	$3,997,919,985	$352,705,732	$388,549,084

	Franklin Utilities Fund	
	2013	2012
Distributions paid from:		
Ordinary income	$ 160,678,452	$ 133,428,920

At September 30, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Cost of investments	$ 940,174,397	$4 ,512,292,557	$75,321,529,992
Unrealized appreciation	$ 791,874,342	$3,920,840,082	$ 9,976,728,663
Unrealized depreciation	(2,330,775)	(66,379,644)	(4,944,540,863)
Net unrealized appreciation (depreciation)	$ 789,543,567	$3,854,460,438	$ 5,032,187,800
Undistributed ordinary income	$ —	$ 35,193,116	$ 717,070
Undistributed long term capital gains	56,209,723	—	—
Distributable earnings	$ 56,209,723	$ 35,193,116	$ 717,070

Annual Report | 145

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Cost of investments	$8,383,236,229	$3,316,155,101
Unrealized appreciation	$ 310,628,156	$1,449,859,449
Unrealized depreciation	(80,546,867)	(10,370,468)
Net unrealized appreciation (depreciation)	$ 230,081,289	$1,439,488,981
Undistributed ordinary income	$ 4,009,943	$ 7,008,013
Undistributed long term capital gains	—	7,631,598
Distributable earnings	$ 4,009,943	$ 14,639,611

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions, regulatory settlements, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2013, were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Purchases	$ 586,763,954	$505,312,573	$37,361,464,385
Sales	$ 508,264,128	$ 53,329,310	$27,623,731,096

	U.S. Government Securities Fund	Franklin Utilities Fund
Purchases	$4,701,231,757	$341,170,614
Sales	$7,059,309,977	$213,396,341

Transactions in options written during the year ended September 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Franklin Income Fund		
Options outstanding at September 30, 2012	—	$ —
Options written	267,834	21,856,902
Options expired	(168,622)	(11,398,390)
Options exercised	(99,212)	(10,458,512)
Options closed	—	—
Options outstanding at September 30, 2013	—	$ —

146 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

6. Investment Transactions *(continued)*

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Credit Risk and Defaulted Securities

At September 30, 2013, the Franklin Income Fund had 34.62% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2013, the value of this security represents less than 0.05% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. Unfunded Loan Commitments

The Franklin Income Fund enters into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Franklin Income Fund	
Activision Blizzard Inc., Secured Bridge Facility	$ 80,000,000
Activision Blizzard Inc., Unsecured Bridge Loan (8YR)	80,000,000
Activision Blizzard Inc., Unsecured Bridge Loan (10YR)	40,000,000
Altice Financing SA, Loans	5,068,159
Community Health Systems Inc., Senior Unsecured Bridge Loan	135,000,000
Hudson's Bay Co., Senior Unsecured Bridge Loan	50,000,000
Tenet Healthcare Corp., Senior Unsecured Bridge Loan	235,000,000
	$625,068,159

Annual Report | 147

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

9. Unfunded Loan Commitments *(continued)*

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations.

10. Other Derivative Information

For the year ended September 30, 2013, the effect of derivative contracts on the Franklin Income Fund's Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Franklin Income Fund			
Equity contracts	Net realized gain (loss) from written options	$11,242,037	$ —

For the year ended September 30, 2013, the average month end market value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 3.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the year ended September 30, 2013, were as shown below.

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Franklin Income Fund							
Non-Controlled Affiliates							
Agrium Inc.	—	7,500,000	—	7,500,000	$630,225,000	$ 6,566,675	$ —
Callon Petroleum Co.	4,100,000	—	1,143,000	2,957,000	16,174,790	—	1,800,151
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16 ..	55,135,500	—	—	55,135,500	56,858,484	7,167,615	—
Canadian Oil Sands Ltd.	25,500,000	2,000,000	7,158,500	20,341,500	—[a]	30,952,906	134,140,679

148 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

11. Holdings of 5% Voting Securities of Portfolio Companies *(continued)*

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Franklin Income Fund *(continued)*							
Non-Controlled Affiliates *(continued)*							
CEVA Group PLC, Dollar Tranche B L/C, 5.248%, 8/31/16	13,684,211	—	—	13,684,211	$ 12,899,147	$ 889,474	$ —
CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	—	261,778,982	—	261,778,982	218,585,450	4,327,329	—
CEVA Holdings LLC	—	91,371	—	91,371	77,665,401	—	—
CEVA Holdings LLC, cvt. pfd., A-1	—	2,897	—	2,897	2,752,388	—	—
CEVA Holdings LLC, cvt. pfd., A-2	—	112,565	—	112,565	95,680,318	—	—
[a]Dex Media Inc.	—	2,048,551	—	2,048,551	16,654,719	—	—
[a]Dex Media Inc., senior sub. note, PIK, 7.00%, 1/29/17	36,071,641	2,569,201	—	38,640,842	25,889,364	2,569,203	—
Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	4,529,334	—	4,529,334	—	—	170,431	(297,915)
Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	—	4,379,503	514,154	3,865,349	3,268,635	112,083	105,942
[a]Dex One Corp.	10,242,757	—	10,242,757	—	—	—	—
[c]Dynegy Holdings Inc., Escrow Account	—	1,024,235,000	—	1,024,235,000	—	—	—
[c]Dynegy Holdings Inc., senior note, 7.50%, 6/01/15	211,500,000	—	211,500,000	—	—	—	—
[c]Dynegy Holdings Inc., senior note, 7.50%, 6/01/15	150,000,000	—	150,000,000	—	—	—	—
[c]Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	355,235,000	—	355,235,000	—	—	—	—
[c]Dynegy Holdings Inc., senior note, 7.75%, 6/01/19	307,500,000	—	307,500,000	—	—	—	—
[c]Dynegy Inc.	9,000,000	17,058,906	1,000,000	25,058,906	484,138,064	—	(43,092,361)
Dynegy Inc., senior note, 144A, 5.875%, 6/01/23	—	75,000,000	—	75,000,000	68,625,000	716,913	—
[c]Dynegy Inc., wts., 10/02/17	—	1,143,273	—	1,143,273	1,543,418	—	—
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	17,325,000	—	17,325,000	—	—	557,685	243,766
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	32,175,000	—	32,175,000	—	—	944,305	458,066
[c]Dynegy Roseton Danskammer Pass Through Trust, Escrow Account	—	40,000,000	—	40,000,000	—	—	—
[c]Dynegy Roseton Danskammer Pass Through Trust, secured bond, B, 7.67%, 11/08/16	40,000,000	—	40,000,000	—	—	—	(20,540,379)

Annual Report | 149

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

11. Holdings of 5% Voting Securities of Portfolio Companies *(continued)*

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Franklin Income Fund *(continued)*							
Non-Controlled Affiliates *(continued)*							
[d]R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	44,360,678	—	44,360,678	—	$ —	$ 1,664,292	$ (5,442,187)
[d]R.H. Donnelley Inc., Term Loan B, 9.75%, 12/30/16	—	42,329,255	2,177,024	40,152,231	29,652,423	1,120,587	459,911
Safeway Inc.	12,000,000	1,251,000	8,848,000	4,403,000	—[e]	5,931,000	66,954,632
Total Affiliated Securities (Value is 2.16% of Net Assets)					$1,740,612,601	$63,690,498	$134,790,305

*In U.S. dollars unless otherwise indicated.

[a]During the period, Dex One Corp. merged with Dex Media Inc.

[b]Dex One Corp. changed its name to Dex Media Inc.

[c]During the period, Dynegy Inc. emerged from bankruptcy and the bonds were converted to common stock.

[d]Company is a wholly owned subsidiary of Dex Media Inc.

[e]As of September 30, 2013, no longer an affiliate.

12. Special Servicing Agreement

The Funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Funds and the Allocator Funds. Under the SSA, the Funds may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the Funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended September 30, 2013, the Funds were held by one or more of the Allocator Funds and the amount of expenses borne by the Funds is noted in the Statements of Operations. At September 30, 2013, one or more of the Allocator Funds owned a percentage of the Funds' outstanding shares as follows:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
17.89%	10.34%	2.41%	5.71%	4.55%

Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

150 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

13. Credit Facility

The Funds together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended September 30, 2013, the Funds did not use the Global Credit Facility.

14. Fair Value Measurements

The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 151

Franklin Custodian Funds

Notes to Financial Statements *(continued)*

14. Fair Value Measurements *(continued)*

A summary of inputs used as of September 30, 2013, in valuing the Funds' assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 1,725,539,808	$ —	$ —	$ 1,725,539,808
Short Term Investments	4,178,156	—	—	4,178,156
Total Investments in Securities	$ 1,729,717,964	$ —	$ —	$ 1,729,717,964
Franklin Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 7,430,039,607	$ —	$ —	$ 7,430,039,607
Short Term Investments	420,364,423	516,348,965	—	936,713,388
Total Investments in Securities	$ 7,850,404,030	$ 516,348,965	$ —	$ 8,366,752,995
Franklin Income Fund				
Assets:				
Investments in Securities:				
Equity Investments:[b]				
Consumer Discretionary	$ 354,620,311	$ 150,000	$ —[c]	$ 354,770,311
Energy	6,402,971,453	531,815,020	—	6,934,786,473
Financials	4,908,433,277	930,679,525	—	5,839,112,802
Industrials	2,795,862,955	176,098,107	—	2,971,961,062
Materials	6,400,887,893	24,239,600	—	6,425,127,493
Utilities	9,742,341,742	111,202,000	—[c]	9,853,543,742
All Other Equity Investments[a]	8,408,578,733	—	—	8,408,578,733
Equity-Linked Securities	—	9,740,287,730	—	9,740,287,730
Convertible Bonds	—	567,646,582	—	567,646,582
Corporate Bonds	—	24,046,754,429	—	24,046,754,429
Senior Floating Rate Interests	—	4,291,224,623	—	4,291,224,623
Short Term Investments	557,494,943	362,428,869	—	919,923,812
Total Investments in Securities	$39,571,191,307	$40,782,526,485	$ —	$80,353,717,792
Unfunded Loan Commitments	$ —	$ 208,220	$ —	$ 208,220

152 | Annual Report

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope,Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | 153

Franklin Custodian Funds

Notes to Financial Statements (continued)

16. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

154 | Annual Report

Franklin Custodian Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Custodian Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund (separate portfolios constituting The Franklin Custodian Funds, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California November 14, 2013

Annual Report | 155

156 | Annual Report

Franklin Custodian Funds

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Annual Report | 157

158 | Annual Report

Annual Report | 159

160 | Annual Report

Annual Report | 161

Franklin Custodian Funds

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

162 | Annual Report

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Custodian Funds

Investment Manager
Franklin Advisers, Inc.

Subadvisors
Franklin Investment Advisory Services, LLC
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FCF A 11/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $409,432 for the fiscal year ended September 30, 2013 and $446,360 for the fiscal year ended September 30, 2012.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,682 for the fiscal year ended September 30, 2013 and $8,682 for the fiscal year ended September 30, 2012. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended September 30, 2013 and $29,600 for the fiscal year ended September 30, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2013 and $29,714 for the fiscal year ended September 30, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended September 30, 2013 and $122,736 for the fiscal year ended September 30, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $54,806 for the fiscal year ended September 30, 2013 and $190,732 for the fiscal year ended September 30, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 26, 2013

By /s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date November 26, 2013